Employees' Savings and Profit Sharing Plan
                               of
                      Old National Bancorp
















                       Amended and Restated
                              As of

                         January 1, 1997

                        TABLE OF CONTENTS


                                                          Page #

INTRODUCTION . . . . . . . . . . . . . . . . . . . . . . . . . .1

DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . .2
     Section 1.1    Adjustment . . . . . . . . . . . . . . . . .2
     Section 1.2    Annual Additions . . . . . . . . . . . . . .2
     Section 1.3    Beneficiary. . . . . . . . . . . . . . . . .2
     Section 1.4    Board. . . . . . . . . . . . . . . . . . . .2
     Section 1.5    Break(s) in Service. . . . . . . . . . . . .2
     Section 1.6    Code . . . . . . . . . . . . . . . . . . . .3
     Section 1.7    Committee. . . . . . . . . . . . . . . . . .3
     Section 1.8    Company. . . . . . . . . . . . . . . . . . .3
     Section 1.9    Compensation . . . . . . . . . . . . . . . .3
     Section 1.10   Defined Benefit Plan . . . . . . . . . . . .3
     Section 1.11   Defined Contribution Plan. . . . . . . . . .4
     Section 1.12   Effective Date . . . . . . . . . . . . . . .4
     Section 1.13   Employee . . . . . . . . . . . . . . . . . .4
     Section 1.14   Employer . . . . . . . . . . . . . . . . . .4
     Section 1.15   Employer Contributions . . . . . . . . . . .4
     Section 1.16   Entry Date . . . . . . . . . . . . . . . . .4
     Section 1.17   Fiduciary. . . . . . . . . . . . . . . . . .4
     Section 1.18   Former Participant . . . . . . . . . . . . .5
     Section 1.19   Highly Compensated Employees . . . . . . . .5
     Section 1.20   Hour of Service. . . . . . . . . . . . . . .7
     Section 1.21   Individual Account . . . . . . . . . . . . 10
     Section 1.22   Investment Account . . . . . . . . . . . . 10
     Section 1.23   Key Employee . . . . . . . . . . . . . . . 10
     Section 1.24   Leased Employee. . . . . . . . . . . . . . 11
     Section 1.25   Leave of Absence . . . . . . . . . . . . . 11
     Section 1.26   Limitation Year. . . . . . . . . . . . . . 11
     Section 1.27   Matching Contribution Account. . . . . . . 11
     Section 1.28   Matching Contributions . . . . . . . . . . 11
     Section 1.29   Normal Retirement Date . . . . . . . . . . 12
     Section 1.30   Normal Retirement Age. . . . . . . . . . . 12
     Section 1.31   Original Plan. . . . . . . . . . . . . . . 12
     Section 1.32   Participant. . . . . . . . . . . . . . . . 12
     Section 1.33   Permissive Aggregation Group . . . . . . . 12
     Section 1.34   Plan . . . . . . . . . . . . . . . . . . . 12
     Section 1.35   Plan Year. . . . . . . . . . . . . . . . . 12
     Section 1.36   Prior Plan . . . . . . . . . . . . . . . . 12
     Section 1.37   Prior Plan Account . . . . . . . . . . . . 12
     Section 1.38   Profit Sharing Contribution. . . . . . . . 12
     Section 1.39   Profit Sharing Contribution Account. . . . 12
     Section 1.40   Required Aggregation Group . . . . . . . . 13
     Section 1.41   Rollover Contribution. . . . . . . . . . . 13
     Section 1.42   Rollover Contribution Account. . . . . . . 13
     Section 1.43   Salary Reduction . . . . . . . . . . . . . 13
     Section 1.44   Salary Reduction Account . . . . . . . . . 13
     Section 1.45   Service. . . . . . . . . . . . . . . . . . 13
     Section 1.46   Sponsoring Employer  . . . . . . . . . . . 14
     Section 1.47   Top Heavy Plan . . . . . . . . . . . . . . 14
     Section 1.48   Total and Permanent Disability . . . . . . 15
     Section 1.49   Trust Agreement. . . . . . . . . . . . . . 15
     Section 1.50   Trust Fund . . . . . . . . . . . . . . . . 15
     Section 1.51   Trustee. . . . . . . . . . . . . . . . . . 15
     Section 1.52   Valuation Date . . . . . . . . . . . . . . 15
     Section 1.53   Construction . . . . . . . . . . . . . . . 16

PARTICIPATION. . . . . . . . . . . . . . . . . . . . . . . . . 17
     Section 2.1    Eligibility Requirements . . . . . . . . . 17
     Section 2.2    Plan Binding . . . . . . . . . . . . . . . 17
     Section 2.3    Reemployment and Change in Status. . . . . 17
     Section 2.4    Beneficiary Designation. . . . . . . . . . 18
     Section 2.5    Notification of Individual Account Balance 18

CONTRIBUTIONS. . . . . . . . . . . . . . . . . . . . . . . . . 20
     Section 3.1    Salary Reduction . . . . . . . . . . . . . 20
     Section 3.2    Matching Contributions . . . . . . . . . . 22
     Section 3.3    Profit Sharing Contributions . . . . . . . 23
     Section 3.4    Rollover Amount From Other Plans . . . . . 23
     Section 3.5    Nondiscrimination Test for Salary
                    Reduction. . . . . . . . . . . . . . . . . 24
     Section 3.6    Nondiscrimination Test for Other
                    Contributions. . . . . . . . . . . . . . . 27
     Section 3.7    Maximum Individual Deferral. . . . . . . . 29
     Section 3.8    Mistake of Fact. . . . . . . . . . . . . . 30
     Section 3.9    Military Service . . . . . . . . . . . . . 30

ALLOCATIONS TO INDIVIDUAL ACCOUNTS . . . . . . . . . . . . . . 31
     Section 4.1    Individual Accounts. . . . . . . . . . . . 31
     Section 4.2    Investment of Accounts . . . . . . . . . . 31
     Section 4.3    Valuation of Accounts. . . . . . . . . . . 32
     Section 4.4    Trustee and Committee Judgment Controls. . 33
     Section 4.5    Maximum Additions. . . . . . . . . . . . . 33
     Section 4.6    Corrective Adjustments . . . . . . . . . . 34
     Section 4.7    Defined Contribution and Defined Benefit
                    Plan Action. . . . . . . . . . . . . . . . 34
     Section 4.8    Segregation of Individual Accounts . . . . 36

DISTRIBUTIONS. . . . . . . . . . . . . . . . . . . . . . . . . 39
     Section 5.1    Normal Retirement. . . . . . . . . . . . . 39
     Section 5.2    Late Retirement. . . . . . . . . . . . . . 39
     Section 5.3    Death. . . . . . . . . . . . . . . . . . . 39
     Section 5.4    Disability . . . . . . . . . . . . . . . . 39
     Section 5.5    Termination of Employment. . . . . . . . . 40
     Section 5.6    Commencement of Benefits . . . . . . . . . 41
     Section 5.7    Minimum Distributions. . . . . . . . . . . 42
     Section 5.8    Methods of Payment . . . . . . . . . . . . 43
     Section 5.9    Joint and Survivor Options . . . . . . . . 45
     Section 5.10   Benefits to Minors and Incompetents. . . . 48
     Section 5.11   Unclaimed Benefits . . . . . . . . . . . . 49
     Section 5.12   Participant Directed Rollovers . . . . . . 49

WITHDRAWALS AND LOANS. . . . . . . . . . . . . . . . . . . . . 51
     Section 6.1    Hardship Withdrawal. . . . . . . . . . . . 51
     Section 6.2    Other Withdrawals. . . . . . . . . . . . . 53
     Section 6.3    Participant Loans. . . . . . . . . . . . . 53

FUNDING. . . . . . . . . . . . . . . . . . . . . . . . . . . . 57
     Section 7.1    Contributions. . . . . . . . . . . . . . . 57
     Section 7.2    Trustee. . . . . . . . . . . . . . . . . . 57

FIDUCIARIES. . . . . . . . . . . . . . . . . . . . . . . . . . 58
     Section 8.1    General. . . . . . . . . . . . . . . . . . 58
     Section 8.2    Employer . . . . . . . . . . . . . . . . . 58
     Section 8.3    Trustee. . . . . . . . . . . . . . . . . . 59
     Section 8.4    Administrative Committee . . . . . . . . . 59
     Section 8.5    Claims Procedures. . . . . . . . . . . . . 61
     Section 8.6    Records. . . . . . . . . . . . . . . . . . 62
     Section 8.7    Indemnification. . . . . . . . . . . . . . 62

AMENDMENT AND TERMINATION OF THE PLAN. . . . . . . . . . . . . 64
     Section 9.1    Amendment of the Plan. . . . . . . . . . . 64
     Section 9.2    Termination of the Plan. . . . . . . . . . 64
     Section 9.3    Return of Contributions. . . . . . . . . . 64

TOP HEAVY PLAN PROVISIONS. . . . . . . . . . . . . . . . . . . 66
     Section 10.1   General. . . . . . . . . . . . . . . . . . 66
     Section 10.2   Minimum Contribution . . . . . . . . . . . 66
     Section 10.3   Super Top Heavy Plans. . . . . . . . . . . 66
     Section 10.4   Compensation . . . . . . . . . . . . . . . 67

MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . 68
     Section 11.1   Governing Law. . . . . . . . . . . . . . . 68
     Section 11.2   Construction . . . . . . . . . . . . . . . 68
     Section 11.3   Administration Expenses. . . . . . . . . . 68
     Section 11.4   Participant's Rights . . . . . . . . . . . 68
     Section 11.5   Spendthrift Clause . . . . . . . . . . . . 68
     Section 11.6   Merger, Consolidation or Transfer. . . . . 69
     Section 11.7   Counterparts . . . . . . . . . . . . . . . 69

SIGNATURES . . . . . . . . . . . . . . . . . . . . . . . . . . 69

PARTICIPATING EMPLOYERS. . . . . . . . . . . . . . . . . . . . 70

                                INTRODUCTION


          Effective January 1, 1953, Old National Bank in
Evansville adopted the Employees' Savings and Profit Sharing Plan of Old National Bank in Evansville ("Original Plan") and a trust agreement.

          Effective January 1, 1968, the Original Plan was amended and restated as the Employees' Savings and Profit Sharing Plan of Old National Bank of Evansville (As Amended 1968) ("1968 Plan"), and the trust agreement was amended and restated as a separate document.

          Effective January 1, 1976, the 1968 Plan was amended and restated as the Restated Employees' Savings and Profit
Sharing Plan of Old National Bank of Evansville ("1976 Plan").

          Effective January 1, 1980, the 1976 Plan was amended and restated as the Revised Employees' Savings and Profit Sharing
Plan of Old National Bank of Evansville ("1980 Plan").

          Effective January 1, 1984, the 1980 Plan was amended and restated as the Revised Employees' Savings and Profit Sharing
Plan of Old National Bank of Evansville ("1984 Plan").

          Effective January 1, 1986, the 1984 Plan was amended and restated as the Employees' Savings and Profit Sharing Plan of Old National Bancorp ("1986 Plan").

          Effective January 1, 1989, the 1986 Plan was amended and restated as the Employees' Savings and Profit Sharing Plan of Old National Bancorp ("Prior Plan").

          Effective January 1, 1997, the Sponsoring Employer desires to amend and restate the Prior Plan in its entirety as the Employees' Savings and Profit Sharing Plan of Old National Bancorp ("Plan"), as hereinafter set forth, in order to provide benefits for certain of its eligible employees.

          It is intended that this Plan, together with the Trust Agreement, meet all the requirements of the Internal Revenue Code of 1986, as amended (the "Code") and the Employee Retirement Income Security Act of 1974 as amended ("ERISA") and shall be interpreted, wherever possible, to comply with the terms of the said laws, as amended, and all formal regulations and rulings issued thereunder. It is also intended that this Plan shall be a profit sharing plan under Code Section 401(a).

                            ARTICLE 1

                           DEFINITIONS


Section 1.1 Adjustment means the net increases and decreases in the market value of the Trust Fund during a Plan Year or other period exclusive of any contribution or distribution during such year or other period. Such increases and decreases shall include such items as realized or unrealized investment gains and losses and investment income, and may include expenses of administering the Trust Fund and the Plan.

Section 1.2 Annual Additions means for any Employee in any Limitation Year, the sum of Employer Contributions, Salary Reduction, and forfeitures allocated to the Employee's Individual Account. Amounts allocated to an individual medical account, as defined in
               Section 415(l)(2) of the Code, which is part of an annuity or pension plan maintained by the Employer are treated as Annual Additions to a Defined Contribution Plan. Also, amounts derived from contributions paid or accrued which are attributable to post-retirement medical benefits allocated to the separate account of a Key Employee, as required by
               Section 419A(d)(3) of the Code, maintained by the Employer, are treated as Annual Additions to a Defined Contribution Plan.

Section 1.3 Beneficiary means any person designated by a Participant to receive such benefits as may become payable hereunder after the death of such Participant; provided, however, that a married Participant may not name as his Beneficiary someone other than his spouse unless the spouse consents in writing to such designation, which consent shall be acknowledged by a Plan representative or by a notary public.

Section 1.4 Board means the Board of Directors of the Employer.

Section 1.5 Break(s) in Service means a Plan Year during which an employee has been credited with fewer than five hundred and one (501) Hours of Service. However, where there is a short Plan Year as a result of a merger, an employee will incur a Break in Service for such Plan Year on the basis that the number of months during such short Plan Year multiplied by forty-one and two-thirds (41-2/3) hours shall be the equivalent of five hundred (500) Hours of Service.

          Solely to determine whether a Break in Service has occurred, an employee who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such employee but for such absence, or in any case in which Hours of Service cannot be determined, eight (8) Hours of Service per day of such absence. In no event will the number of Hours of Service credited to an employee pursuant to the immediately preceding sentence exceed five hundred one (501). For purposes of this Section, an absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the employee, (2) by reason of the birth of a child of the employee, (3) by reason of the placement of a child with the employee in connection with the adoption of such child by the employee, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph shall be credited (1) in the Plan Year or other applicable computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period, or (2) in all other cases, in the next following Plan Year or other applicable computation period.

Section 1.6 Code means the Internal Revenue Code of 1986, as amended and revised.

Section 1.7 Committee means the Administrative Committee provided for in Article 8 hereof.

Section 1.8 Company means Old National Bancorp and all of the legal entities which are part of a controlled group or affiliated service group with Old National Bancorp, pursuant to the provisions of Code Sections 414(b), (c), (m), or (o).

Section 1.9 Compensation means, with respect to each Participant for the most recent calendar year, his basic compensation (including regular pay, overtime, paid hours not worked, holiday pay, vacation pay, sick pay, jury duty, bereavement, short term disability, commissions, overtime, any other amounts so determined by the Sponsoring Employer, and any amount which would have otherwise been basic compensation except that a Participant is contributing such amount to a qualified plan under a salary reduction agreement as provided under Code Section 401(k) and amounts contributed pursuant to a salary reduction agreement to a plan provided under Code Section 125) for each calendar year. For purposes of this Section, only amounts paid for pay periods ending during the period in which a Participant is actively participating in the Plan shall be considered Plan Compensation. Compensation shall be limited to one hundred fifty thousand dollars ($150,000) or such other amount as determined pursuant to Code Section 401(a)(17).

Section 1.10 Defined Benefit Plan means a plan established and qualified under Section 401 of the Code, except to the extent it is, or is treated as, a Defined Contribution Plan.

Section 1.11 Defined Contribution Plan means a plan which is established and qualified under Section 401 of the Code, which provides for an individual account for each participant therein and for benefits based solely on the amount contributed to each participant's account and any income, expenses, gains or losses (both realized and unrealized) which may be allocated to such account.

Section 1.12 Effective Date means January 1, 1953, the effective date of the Original Plan. The effective date of this amended and restated
               Plan is January 1, 1997.

Section 1.13 Employee means any person employed by the Employer, including any person who is employed by the Employer and who is on an approved Leave of Absence, subject to the following:

          (1) The term "Employee" shall exclude any person who is a Leased Employee; and

          (2) The term "Employee" shall exclude any employee who is a part of a collective bargaining unit for which benefits have been the subject of good faith negotiation unless and until the Employer and the collective bargaining unit representative for that unit through the process of good faith bargaining agree in writing for coverage hereunder.

          When used with an initial lower case letter, the term
          "employee" shall mean a person employed by the Employer or the Company, as the context requires, without regard to the limitations contained in this Section.

Section 1.14 Employer means Old National Bancorp and each of the legal entities, or any successor thereto which is a part of the Company and which has adopted the Plan for its eligible Employees with consent of the Sponsoring Employer. The Adopting Employers shall be shown on Appendix "A" attached to and made a part of this document. Appendix "A" may be changed by the appropriate officer of the Sponsoring Employer without action by the Board.

Section 1.15 Employer Contributions means Matching Contributions, Profit Sharing Contributions made to the Trust Fund by the Employer. Salary Reduction shall not be included in the term Employer Contributions when used in this Plan.

Section 1.16 Entry Date means the first day of each calendar month during each Plan Year.

Section 1.17 Fiduciary means the Employer, the Trustee, the Committee and any individual, corporation, firm or other entity which assumes, in accordance with Article 8, responsibilities of the Employer, the Trustee or the Committee with respect to management of the Plan or the disposition of its assets.

Section 1.18 Former Participant means a Participant whose participation in the Plan has terminated but who has not received payment in full of the balance in his Individual Account to which he is entitled.

Section 1.19 Highly Compensated Employees will be determined in accordance with the following:

          1.19(a)   Highly Compensated Employee means an
                    employee who during the determination year, subject to Subsection (b) of this Section, or the look back year:

               (1)  was at any time a five percent (5%)
                    owner of the Employer; or

               (2)  received compensation from the Company
                    in excess of seventy-five thousand
                    dollars ($75,000) (or such higher amount as may be provided under Code Section 414(q)); or

               (3)  received compensation from the Company
                    in excess of fifty thousand dollars
                    ($50,000) (or such higher amount as may
                    be provided under Code Section 414(q))
                    and was in a group consisting of the top twenty percent (20%) of the employees of the Company when ranked on the basis of compensation; or

               (4)  was at any time an officer and received
                    compensation greater than fifty percent
                    (50%) of the maximum amount under Code
                    Section 415(b)(1)(A).  Not more than
                    fifty (50) officers (or, if lesser, the
                    greater of three (3) employees or ten
                    percent (10%) of the employees) shall be considered under this Subsection as Highly Compensated Employees. If no officer is described above, then the highest paid officer shall be treated as described in this item (4).

          1.19(b)   If the employee was not a Highly
                    Compensated Employee for the look back
                    year, then he shall not be considered a
                    Highly Compensated Employee for the
                    determination year unless he is a five
                    percent (5%) owner of the Employer or one of the highest paid one hundred (100) employees and meets the criteria of clauses
                    (2), (3) or (4) of Subsection (a) of this
                    Section.

          1.19(c)   For purposes of determining Highly
                    Compensated Employees, compensation shall mean compensation paid by the Company for purposes of Code Section 415(c)(3) and shall include amounts deferred pursuant to Code Sections 125 (flexible benefit plans); 402(g)(3) (elective deferrals); and 402(h)(1)(B) (simplified employee plans).

          1.19(d) For purposes of determining the top twenty percent (20%) of employees and the number of officers counted as Highly Compensated Employees, the following employees shall be excluded:

               (1) employees who have not completed six (6) months of service,

               (2)  employees who normally work less than
                    seventeen and one-half (17-1/2) hours
                    per week,

               (3)  employees who normally work during not
                    more than six (6) months during the Plan
                    Year,

               (4)  employees who have not attained age
                    twenty-one (21),

               (5)  employees included in a collective
                    bargaining unit covered by an agreement
                    with the Company (to the extent
                    permitted by regulations), and

               (6)  employees who are non-resident aliens.

          1.19(e) A former employee shall be treated as a Highly Compensated Employee if (1) such employee was a Highly Compensated Employee when such employee separated from service, or (2), such employee was a Highly Compensated Employee at any time after attainment of age fifty-five (55).

          1.19(f)   Except as otherwise provided in this
                    Section, the term "look back year" shall mean the twelve (12) month period immediately preceding the determination year.

          1.19(g)   Except as otherwise provided in this
                    Section, the term "determination year"
                    shall mean the current Plan Year.

          1.19(h) To the extent permitted by regulations under Code Section 414(q), the Employer may elect to make the look back year calculation on the basis of the calendar year ending with or within the applicable determination year (or, in the case of a determination year that is shorter than twelve (12) months, the calendar year ending with or within the twelve (12) month period ending with the end of the determination year). In such case, the Employer must make the determination year calculation on the basis of the period (if any) by which the applicable determination year extends beyond such calendar year. If the Employer makes the election provided for in this Subsection, such election must be made with respect to all plans, entities and arrangements of the Employer.

          1.19(i) The determination of Highly Compensated Employees shall be determined on a Company wide basis and shall not be determined on an Employer by Employer or plan by plan basis.

          1.19(j) If the Employer so elects for a year, clause (2) of Subsection (a) of this Section shall be applied by substituting fifty thousand dollars ($50,000) in place of seventy-five thousand dollars ($75,000), and clause (3) of Subsection (a) of this Section shall not apply, provided that:

               (1)  at all times during such year, the
                    Employer maintained substantial business activities and employed employees in at least two (2) significantly separate geographic areas, and

               (2)  The Employer satisfies such other
                    conditions as may be prescribed by the
                    Secretary of the Treasury.

          1.19(k)   The determination of Highly Compensated
                    Employees shall be governed by Code Section
                    414(q) and the regulations issued
                    thereunder.

Section 1.20 Hour of Service means any hour for which an employee is paid or entitled to payment by the Company during the Plan Year or other applicable computation period (1) for the performance of duties for the Company; (2) on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated); and (3) as a result of a back pay award which has been agreed to or made by the Company, irrespective of mitigation of damages, to the extent that such hour has not been previously credited under item (1) or item (2) preceding.

          1.20(a) The number of Hours of Service to be credited on account of a period of time during which no duties are performed (including hours resulting from a back pay award) shall be determined as follows. If the payment which is made or due is calculated on the basis of units of time, the number of Hours of Service to be credited shall be the number of regularly scheduled working hours included in the units of time on the basis of which the payment is calculated; if an employee does not have a regular work schedule, the number of Hours of Service to be credited shall be calculated on the basis of an eight (8) hour work day. If the payment which is made or due is not calculated on the basis of units of time, the number of Hours of Service to be credited shall be calculated by dividing the amount of the payment by the employee's most recent hourly rate of compensation before the period during which no duties were performed, determined as follows:

               (1)  If the employee's compensation is
                    determined on the basis of an hourly
                    rate, such hourly rate shall be the
                    employee's most recent hourly rate of
                    compensation.

               (2)  If the employee's compensation is
                    determined on the basis of a fixed rate
                    for a specified period of time other
                    than hours, his hourly rate of
                    compensation shall be his most recent
                    rate of compensation for the specified
                    period of time, divided by the number of hours regularly scheduled for the performance of duties during such period of time; if an employee does not have a regular work schedule, his hourly rate of compensation shall be calculated on the basis of an eight (8) hour work day.

               (3)  If the employee's compensation is not
                    determined on the basis of a fixed rate
                    for a specified period of time, his
                    hourly rate of compensation shall be the lowest hourly rate of compensation paid to employees in his job classification, or, if no employees in his job classification have an hourly rate of compensation, the minimum wage in effect under Section 6(a)(1) of the Fair Labor Standards Act of 1938, as amended.

          1.20(b) In no event shall the application of the terms of Subsection (a) of this Section result in crediting an employee with a number of Hours of Service during the period which is greater than the number of hours regularly scheduled for the performance of duties. If an employee has no regular work schedule, the number of Hours of Service to be credited to him shall not exceed the number which would be credited calculated on the basis of an eight (8) hour work day.

          1.20(c) Except for an employee on a Leave of Absence, no employee shall be credited with more than five hundred one (501) Hours of Service as a result of the application of Subsection (a) of this Section for any single continuous period during which he performs no duties, regardless of whether such period extends beyond one (1) Plan Year or other applicable computation period.

          1.20(d)   The Plan Year or other applicable
                    computation period to which Hours of
                    Service shall be credited shall be
                    determined as follows:

               (1) Except as hereinafter provided, Hours of Service credited in accordance with item
                    (1) of the first paragraph of this
                    Section shall be credited in the Plan
                    Year or other applicable computation
                    period in which the duties were
                    performed.

               (2) Except as hereinafter provided, Hours of Service credited in accordance with item
                    (2) of the first paragraph of this
                    Section shall be credited: if calculated on the basis of units of time, to the Plan Year or Plan Years or other applicable computation periods in which the period during which no duties are performed occurs, beginning with the first unit of time to which the payment relates; otherwise to the Plan Year or other applicable computation period in which the period during which no duties are performed occurs, provided that if the period during which no duties are performed extends beyond one (1) Plan Year or other applicable computation period, such Hours of Service shall be allocated between not more than the first two (2) Plan Years or other applicable computation periods on any reasonable basis consistently applied.

               (3) Except as hereinafter provided, Hours of Service credited in accordance with item
                    (3) of the first paragraph of this
                    Section shall be credited to the Plan
                    Year or other applicable computation
                    period to which the award or agreement
                    for back pay pertains rather than to the Plan Year or other applicable computation period in which the award, agreement, or payment is made.

               (4)  Hours of Service to be credited to an
                    employee in connection with a period of
                    no more than thirty-one (31) days which
                    extends beyond one (1) Plan Year or
                    other applicable computation period may
                    be credited to the first or the second
                    Plan Year or other applicable
                    computation period, provided that such
                    crediting is done on a reasonable and
                    nondiscriminatory basis.

          1.20(e) Nothing in this Section shall be construed to alter, amend, modify, invalidate, impair or supersede any law of the United States or any rule or regulation issued under any such law. The nature and extent of any credit for Hours of Service under this Section shall be determined under such law, including Department of Labor Regulation
                    Section 2530.200b-2.

Section 1.21 Individual Account means the detailed record kept of the amounts credited or charged to each Participant in accordance with the terms hereof. Such Individual Account is comprised of the following accounts: a Salary Reduction Account, a Matching Contribution Account, a Profit Sharing Contribution Account, a Prior Plan Account, a Rollover Contribution Account and an Investment Account.

Section 1.22 Investment Account means that portion of a Participant's Individual Account attributable to (i) investment (after-tax) contributions under the Prior Plan and deductible employee contributions under the Prior Plan and (ii) the Participant's proportionate share attributable to said contributions under the Prior Plan attributable to the said contributions, of the Adjustments, reduced by any distributions from such Investment Account pursuant to Article 5 and any withdrawals from said Investment
               Account pursuant to Article 6, if withdrawals are allowed pursuant thereto. The amount in the Investment Account attributable to after-tax contributions and the amount attributable to deductible employee contributions shall be accounted for separately.

Section 1.23 Key Employee shall mean any employee, former employee or beneficiary thereof in an Internal Revenue Service qualified plan adopted by the Company who at any time during the Plan Year or any of the four (4) preceding Plan Years is

          1.23(a) an officer of the Employer having an annual compensation from the Employer during the Plan Year greater than fifty percent (50%) of the amount in effect under Code Section 415(b)(1)(A) for the calendar year in which such Plan Year ends; or

          1.23(b) one (1) of the ten (10) employees having an annual compensation from the Employer for a Plan Year of more than the limitation in effect under Code Section 415(c)(1)(A) for the calendar year in which such Plan Year ends and owning (or considered as owning within the meaning of Code Section 318) both more than a one-half percent (1/2%) interest, and the largest interest in the Employer; or

          1.23(c)   a five percent (5%) owner of the Employer;
                    or

          1.23(d) a one percent (1%) owner of the Employer having an annual compensation from the Employer for a Plan Year of more than one hundred fifty thousand dollars ($150,000).

          1.23(e) For purposes of this Section, compensation means compensation as defined in Code
                    Section 415, but without regard to Code
                    Sections 125, 402(e)(3) and 402(h)(1)(B),
                    and in the case of employer contributions made pursuant to a salary reduction agreement, without regard to Code Section 403(b).

          1.23(f) This definition shall be interpreted consistent with Code Section 416 and rules and regulations issued thereunder. Further, such law and regulations shall be controlling in all determinations under this definition, inclusive of any provisions and requirements stated thereunder but hereinabove absent.

Section 1.24 Leased Employee shall mean any person (other than an employee of the recipient) who provides services to the recipient if such services are provided pursuant to an agreement between the recipient and any other person ("leasing organization"), such person has performed such services for the recipient (or for the recipient and any related persons determined in accordance with Code Section 414(n)(6)) on a substantially full-time basis for a period of one (1) year, and such services are of a type historically performed by employees in the business field of the recipient employer.

Section 1.25 Leave of Absence means an employee's unpaid leave of absence (i) in the armed forces of the United States of America to the extent required by law, or (ii) on any leave duly granted by the Employer for sickness, disability or other purposes if the employee returns to employment with the Employer at the expiration of any such authorized leave, or (iii) due to layoff not in excess of one (1) year if the employee returns to employment with the Employer when notified of his or her recall to work.

Section 1.26 Limitation Year means the twelve (12) month period beginning on January 1 and ending on December 31.

Section 1.27 Matching Contribution Account means that portion of a Participant's Individual Account attributable to (i) Matching Contributions allocated to such Participant pursuant to
               Section 3.2 and (ii) the Participant's
               proportionate share, attributable to his
               Matching Contribution Account, of the
               Adjustments, reduced by any distributions from such Matching Contribution Account pursuant to
               Article 5 and any withdrawals from such
               Matching Contribution Account pursuant to
               Article 6, if withdrawals are allowed pursuant thereto.

Section 1.28 Matching Contributions means contributions made to the Trust Fund by the Employer pursuant to
               Section 3.2.

Section 1.29 Normal Retirement Date means the first day of the month coincident with or next following the Participant's sixty-fifth (65th) birthday.

Section 1.30   Normal Retirement Age means age sixty-five
               (65).

Section 1.31   Original Plan means the Employees' Savings and
               Profit Sharing Plan of Old National Bank in
               Evansville adopted effective January 1, 1953.

Section 1.32 Participant means any Employee who commences participation in the Plan pursuant to Article 2 hereof.

Section 1.33 Permissive Aggregation Group means the Required Aggregation Group and each other plan or plans of the Company that are not required to be included in the Required Aggregation Group, and which, if treated as being part of such group, would not cause such group to fail to meet the requirements of Code Section 401(a) and 410.

Section 1.34   Plan means the Employees' Savings and Profit
               Sharing Plan of Old National Bancorp.

Section 1.35 Plan Year means the twelve (12) month period beginning on January 1 and ending on December
               31.

Section 1.36   Prior Plan means the Employees' Savings and
               Profit Sharing Plan of Old National Bancorp in effect on December 31, 1996.

Section 1.37 Prior Plan Account means that portion of a Participant's Individual Account attributable to (i) assets, including elective deferrals, after-tax contributions, matching contributions and other employer contributions, with each type of contribution being separately accounted for, transferred to this Plan as a result of a merger with another plan in which the Participant participated into this Plan and
               (ii) the Participant's proportionate share attributable to the said prior plan assets, of the Adjustments, reduced by an distributions from such Prior Plan Account pursuant to
               Article 5 and any withdrawals from such Prior Plan Account pursuant to Article 6, if withdrawals are allowed pursuant thereto.

Section 1.38 Profit Sharing Contribution means contributions made to the Trust Fund by the Employer pursuant to Section 3.3.

Section 1.39 Profit Sharing Contribution Account means that portion of a Participant's Individual Account attributable to (i) Profit Sharing Contributions allocated to such Participant pursuant to Section 3.3 and (ii) the Participant's proportionate share attributable to his Profit Sharing Contribution Account, of the Adjustments, reduced by any distributions from such Profit Sharing Contribution Account pursuant to Article 5 and any withdrawals from such Profit Sharing Contribution Account pursuant to Article 6, if withdrawals are allowed pursuant thereto.

Section 1.40   Required Aggregation Group means

          (1) each qualified plan of the Company in which a Key Employee is a participant; and

          (2) each other qualified plan of the Company which enables any plan in (1) to meet the requirements of Code Section 401(a)(4) or 410;
               and

          (3) each terminated qualified plan maintained by the Company within the last five (5) years ending on the determination date for the Plan Year in question and which, but for the fact that it terminated, would be part of a Required Aggregation Group for such Plan Year.

Section 1.41 Rollover Contribution means contributions made to the Trust Fund by an Employee pursuant to
               Section 3.4.

Section 1.42 Rollover Contribution Account means that portion of an Employee's Individual Account attributable to (i) Rollover Contributions pursuant to Section 3.4 and (ii) the Participant's proportionate share, attributable to his Rollover Contribution Account, of the Adjustments, reduced by any distributions from such Rollover Contribution Account pursuant to
               Article 5 and any withdrawals from such
               Rollover Contribution Account pursuant to
               Article 6, if withdrawals are allowed pursuant thereto.

Section 1.43 Salary Reduction means contributions made to the Trust Fund by the Employer pursuant to
               Section 3.1.

Section 1.44 Salary Reduction Account means that portion of a Participant's Individual Account attributable to (i) Salary Reduction amounts made on his behalf pursuant to Section 3.1 and (ii) the Participant's proportionate share, attributable to his Salary Reduction Account, of the Adjustments, reduced by any distributions from such Salary Reduction Account pursuant to
               Article 5 and any withdrawals from such Salary Reduction Account pursuant to Article 6, if withdrawals are allowed pursuant thereto.

Section 1.45 Service means the aggregate of an employee's periods of Service under Subsection (a) of this Section, subject to the other Subsections of this Section.

          1.45(a) A year of Service is each Plan Year during which an employee has been credited with one thousand (1,000) or more Hours of Service for the Company. The period of time an employee is on Leave of Absence shall be included herein.

          1.45(b)   If an employee incurs five (5) or more
                    consecutive Breaks in Service, the
                    employee's Service prior to the consecutive
                    Breaks in Service will be disregarded if the employee does not have a non-forfeitable interest in his Individual Account attributable to Employer Contributions and the number of consecutive
                    Breaks in Service equals or exceeds the
                    employee's Service.

          1.45(c) Service with a predecessor employer will be credited to an employee as Service for the Employer as required pursuant to Code
                    Section 414(a).

Section 1.46   Sponsoring Employer means Old National Bancorp.

Section 1.47 Top Heavy Plan means any qualified plan under which, as of any determination date (the last day of the preceding Plan Year), the present value of the cumulative accrued benefits under the plan for Key Employees exceeds sixty percent (60%) of the present value of cumulative accrued benefits under the plan for all Employees. For purposes of this definition the following provisions shall apply:

          1.47(a) If such plan is a Defined Contribution Plan, the present value of cumulative accrued benefits shall be deemed to be the market value of all Employee accounts under the plan, other than voluntary deductible Employee contributions. If such plan is a Defined Benefit Plan, the present value of cumulative accrued benefits shall be the lump sum present value determined pursuant to the plan. Moreover, the present value of the cumulative accrued benefits shall be increased by the amount of all Plan distributions made with respect to an Employee during the five (5) year period ending on the determination date, including distributions under a terminated plan which, if it had not been terminated, would have been required to be included in a Required Aggregation Group.

          1.47(b) The Plan shall be considered to be a Top Heavy Plan for any Plan Year if, on the last day of the preceding Plan Year, the above rules were met. For the first Plan Year that the Plan shall be in effect, the determination of whether the Plan is a Top Heavy Plan shall be made as of the last day of such Plan Year.

          1.47(c) Each qualified plan of the Company required to be included in a Required Aggregation
                    Group shall be treated as a Top Heavy Plan if such group is a top heavy group.

          1.47(d) With regard to a Participant or Former Participant who (i) has not performed any service for the Employer at any time during the five (5) year period ending on the determination date, or (ii) was formerly a Key Employee, but who is not a Key Employee on the determination date, the present value of the cumulative accrued benefit for such Participant or Former Participant shall not be taken into account for the purposes of determining whether this Plan is a Top Heavy Plan.

          1.47(e) This definition shall be interpreted consistent with Code Section 416 and rules and regulations issued thereunder.
                    Further, such law and regulation shall be controlling in all determinations under this definition inclusive of any provisions and requirements stated thereunder but hereinabove absent.

Section 1.48 Total and Permanent Disability or Totally and Permanently Disabled means the physical or mental condition arising after the original date of employment of the Participant which totally and permanently prevents the Participant from engaging in any occupation or employment for remuneration or profit, except for the purpose of rehabilitation not incompatible with a finding of total and permanent disability. The Committee shall be the sole and final judge of Total and Permanent Disability within the meaning of the Plan, after consideration of such evidence as it may require, including the reports of such physician or physicians as it may designate.

Section 1.49 Trust Agreement means the agreement entered into between the Sponsoring Employer and the Trustee pursuant to Article 7 hereof.

Section 1.50 Trust Fund means the trust fund created in accordance with Article 7 hereof.

Section 1.51 Trustee means such individual or corporation as shall be designated in the Trust Agreement to hold in trust any assets of the plan for the purpose of providing benefits under the Plan, and shall include any successor trustee designated thereunder.

Section 1.52 Valuation Date means the last day of each calendar month of each Plan Year. As of each Valuation Date, the Trust Fund shall be valued at fair market value. The Committee may from time to time value the Trust Fund as of any other date as it deems desirable.

Section 1.53 Construction. Capitalized words and phrases used in this Plan shall have the meanings specified in this Article, unless a different meaning is clearly required by the context.
               Any words herein used in the masculine shall be read and construed in the feminine where they would so apply. Words in the singular shall be read and construed as though used in the plural in all cases where they would so apply.

                            ARTICLE 2

                          PARTICIPATION


Section 2.1    Eligibility Requirements

               Each Employee shall be eligible to participate as of the later of (i) the Effective Date, or
               (ii) the Entry Date next following the
               completion of a twelve (12) consecutive month period during which he has been credited with at least one thousand (1,000) Hours of Service. The first period shall be the twelve (12) consecutive month period beginning on the date he completes his first Hour of Service. Thereafter, the period shall be the Plan Year in which occurs the anniversary of the date the Employee completes his first Hour of Service. The period of time an Employee is on Leave of Absence shall be included in determining Hours of Service for purposes of this Section.

Section 2.2    Plan Binding

               Upon becoming a Participant, a Participant shall be bound then and thereafter by the terms of this Plan and the Trust Agreement, including all amendments to the Plan and the Trust Agreement made in the manner herein authorized.

Section 2.3    Reemployment and Change in Status

          2.3(a) Termination of employment shall be deemed to occur when an Employee has an interruption in continuity of his employment by the Company. Such termination may have resulted from retirement, death, voluntary or involuntary termination of employment, unauthorized absence, or by failure to return to active employment with the Company or to retire by the date on which an authorized leave of absence expired.

          2.3(b) If an Employee who was not eligible to become a Participant in the Plan during his prior period of employment is reemployed, he shall be eligible to participate in the Plan after he has met the requirements of
                    Section 2.1.

          2.3(c) If an Employee who was eligible to become a Participant in the Plan during his prior period of employment is reemployed, he shall be eligible to again become a Participant as of the date he again becomes an Employee.

          2.3(d) If a person employed by the Employer becomes an Employee as defined under this Plan, he shall be eligible to participate in the Plan as of the date of his change in status, provided he has met the requirements of Section 2.1. If a person employed by the Employer ceases to be an Employee as defined under the Plan he will cease to be an active Participant effective as of the first payroll coincident with or next following his change in status.

Section 2.4    Beneficiary Designation

               Upon commencing participation, each Participant shall designate a Beneficiary on forms furnished by the Committee. Such Participant may then from time to time change his Beneficiary designation by written notice to the Committee and, upon such change, the rights of all previously designated Beneficiaries to receive any benefits under this Plan shall cease. A married Participant may not name as his Beneficiary someone other than his spouse unless the spouse consents in writing to such designation, which consent shall be acknowledged by a Plan representative or by a notary public. If the Beneficiary designation consented to by the spouse is not limited to a specific Beneficiary ("general consent"), the consent must acknowledge that the spouse has a right to limit consent to a specific Beneficiary. The consent of the spouse must be obtained each time the Beneficiary is changed, unless a general consent is given. If, at the time of a Participant's death while benefits are still outstanding, his named Beneficiary does not survive him, the benefits shall be paid to his named contingent Beneficiary. If a deceased Participant is not survived by either a named Beneficiary or contingent Beneficiary (or if no Beneficiary was effectively named), the benefits shall be paid in a single sum to the estate of the deceased Participant. If the Beneficiary or contingent Beneficiary is living at the death of the Participant, but such person dies prior to receiving the entire death benefit, the remaining portion of such death benefits shall be paid in a single sum to the estate of such deceased Beneficiary or contingent Beneficiary.

Section 2.5    Notification of Individual Account Balance

               At least once each Plan Year or more frequently as determined by the Committee, the Committee shall notify each Participant of the amount of his share in the Adjustments and contributions for the period just completed, and the new balance of his Individual Account.

                            ARTICLE 3

                          CONTRIBUTIONS


Section 3.1    Salary Reduction

          3.1(a)    Each Employee who satisfies the
                    requirements of Section 2.1 may elect to have Salary Reduction made on his behalf, commencing on the date specified in Section
                    2.1.  Such election shall be made by
                    entering into a Salary Reduction agreement with the Employer in which it is agreed that the Employer will redirect a portion of the Participant's Compensation and contribute that designated amount to the Trust Fund on behalf of the Participant in accordance with the following.

          3.1(b) Salary Reduction Agreement. Each eligible Employee may enter into a Salary Reduction agreement under which the Employee's Employer will redirect a portion of the Participant's Compensation during each Plan Year in an amount equal to an integral percentage ranging from one percent (1%) to
                    (i) fifteen percent (15%) or (ii) the
                    percentage that would result in the maximum
                    Salary Reduction pursuant to Section 3.7 of such Compensation and contribute such percentage to the Trust Fund on behalf of the Participant. The Committee may limit Salary Reduction at any time, if such limits are advisable in order for the Plan to comply with the requirements of Sections
                    3.5 and 3.7.

          3.1(c) Submission of Form. In order for Salary Reduction to commence on the appropriate date (the beginning of a payroll period), the Salary Reduction agreement must be received by the Committee prior to the date Salary Reduction is to start as determined by the Committee. Notwithstanding the above, a terminated Participant who is reemployed and is eligible to participate upon reemployment may enter into a Salary Reduction agreement on his reemployment date to be applicable to Compensation earned beginning with the first payroll period on and after such date. In addition, a person employed by the Company who becomes an Employee and is eligible to participate upon a change in status may enter into a Salary Reduction Agreement on the effective date of his change in status to be applicable to Compensation earned beginning with the first payroll period on and after such date. In the event a Participant does not so elect when initially eligible, he may subsequently elect to have Salary Reduction made on his behalf commencing with the first payroll period on or after the first day of the next Plan Year quarter following the election on such form and in such manner as the Committee shall determine. The Salary Reduction agreement shall be on a form provided by the Committee. Such agreement shall authorize the Employer to reduce Compensation otherwise payable to the Participant during each pay period by the amount of Salary Reduction elected.

          3.1(d)    Change in Redirected Amounts.  A
                    Participant electing to have Salary
                    Reduction made on his behalf to the Plan pursuant to this Section, may, on a Salary Reduction agreement provided by and submitted to the Committee, increase or decrease his Salary Reduction amount (within the appropriate minimum and maximum) as of the first payroll period on or after the first day of any subsequent calendar quarter on such form and in such manner as the Committee shall determine, but not retroactively. The Salary Reduction agreement shall state the amount of Salary Reduction he desires to have made.

          3.1(e) Cessation of Redirection. Any Participant may elect to cease future Salary Reduction to the Plan effective with the first payroll period on or after the first day of any subsequent calendar quarter. In the event any such Participant desires thereafter to recommence having Salary Reduction made on his behalf, he shall be allowed to do so effective with the first payroll period on or after the first day of any subsequent calendar quarter after receipt of written notice by the Committee on the appropriate form and in the manner specified by the Committee stating the amount of Salary Reduction he desires to have made.

          3.1(f) Change or Cessation of Redirection - Change in Family Status. A Participant may also change or terminate his or her Salary Reduction agreement on account of a change in family status by making a written election such form and in such manner as the Committee shall provide. The change or termination of the Participant's election shall be effective as soon as reasonably possible after the election form is received by the Committee. A change in family status includes marriage, divorce, death of the Participant's spouse or child, birth or adoption of a child, changing from full-time to part-time or part-time to full-time status by the Participant or spouse, a significant change in the health coverage of the Participant or spouse attributable to the spouse's employment, and the commencement or termination of employment of the Participant's spouse. A Participant who desires to resume making Salary Reduction may do so as of the first payroll period on or after the first day of any subsequent calendar quarter by a written election on a form and in such manner as the Committee shall provide.

          3.1(g) Notice Requirements. Any of the notice requirements in this Section may be lengthened or shortened by the Committee if it finds it administratively necessary or feasible to do so, with such discretion being exercised in a nondiscriminatory manner.

          3.1(h) Payment to Trustee. The Employer shall pay to the Trustee any Salary Reduction made on behalf of any Participant within a reasonable time following the end of each regular pay period, but no later than fifteen (15) consecutive business days after the end of the month in which the Salary Reduction was made.

Section 3.2    Matching Contributions

               As of each last day of each Plan Year, the Employer shall make a Matching Contribution to the Trust Fund on behalf of eligible Participants. The Matching Contribution will be an amount necessary to match an amount of the eligible Participants' net eligible Salary Reduction made to the Trust Fund since the preceding Valuation Date determined pursuant to the following schedule based on the Participant's years of Service:

               Years of                      Matched % of
               Service                    Salary Reduction

               0 to 4                               50%
               5 to 9                               75%
               10 or more                          100%

         Net eligible Salary Reduction means Salary
         Reduction not to exceed four percent (4%) of Compensation during the period since the preceding Valuation Date. Any Matching
         Contribution shall be allocated to the Matching
         Contribution Account of each eligible
         Participant who has been credited with one thousand (1,000) Hours of Service during the Plan Year. For purposes of this Section, an eligible Participant shall mean a Participant who is employed by the Employer on the date as of which the contribution is made. In the case of a merger of a plan into this Plan on a day other than the first day of a Plan Year, the one thousand (1,000) Hours of Service requirement shall be reduced by multiplying it by a fraction, the numerator of which shall be the number of days beginning with the effective date of the merger and ending on the last day of the Plan Year and the denominator of which shall be the number of days in the Plan Year.

Section 3.3      Profit Sharing Contributions

         As of the last day of each Plan Year, the Employer may, by action of the Board, make a Profit Sharing Contribution to the Trust Fund.
         Any such Profit Sharing Contribution shall be allocated to the Profit Sharing Contribution
         Account of each Participant who has satisfied the eligibility requirements of Section 2.1
         (without regard to whether the Participant has made an election pursuant to Section 3.1), is employed by the Employer on the date as of which the contribution is made and has been credited with at least one thousand (1,000)
         Hours of Service during the Plan Year. Any such Profit Sharing Contributions shall be allocated to the Profit Sharing Contribution
         Accounts of the Participants described in the immediately preceding sentence in the proportion that each such Participant's
         Compensation during the Plan Year bears to the total Compensation of all such Participants during such Plan Year. In the case of a merger of a plan into this Plan on a day other than the first day of a Plan Year, the one thousand
         (1,000) Hours of Service requirement shall be reduced by multiplying it by a fraction, the numerator of which shall be the number of days beginning with the effective date of the merger and ending on the last day of the Plan Year and the denominator of which shall be the number of days in the Plan Year.

Section 3.4      Rollover Amount From Other Plans

    3.4(a) An Employee eligible to participate in the Plan, regardless of whether he has satisfied the participation requirements of
           Section 2.1, may transfer to the Trust Fund an "eligible rollover distribution," defined in Section 402(c)(4) of the Code, provided that such distribution is from a plan which meets the requirements of
           Section 401(a) of the Code (the "other
           plan").

    3.4(b) The procedures approved by the Committee shall provide that such a transfer may be made only if the following conditions are met:

         (1)     the transfer occurs on or before the
                 sixtieth (60th) day following the
                 Employee's receipt of the distribution
                 from the other plan; and

         (2)     the amount transferred is equal to any
                 portion of the distribution the Employee received from the other plan, subject to the maximum rollover provision of
                 Section 402 of the Code; and

    3.4(c) Notwithstanding the foregoing, if an Employee had deposited a distribution previously received from an other plan into an individual retirement account ("IRA"), as defined in Section 408 of the Code, he may transfer the amount of such distribution, plus earnings thereon from the IRA, to this Plan; provided such rollover amount is deposited with the Trustee on or before the sixtieth (60th) day following receipt thereof from the IRA, and provided such rollover meets all the requirements of Code Section 408(d)(3).

    3.4(d) The Committee shall develop such
           procedures, and may require such
           information from an Employee desiring to make such a transfer, as it deems necessary or desirable to determine that the proposed transfer will meet the requirements of this Section. Upon approval by the Committee, the amount transferred shall be deposited in the Trust Fund and shall be credited to a Rollover Contribution Account. Such account shall be one hundred percent (100%) vested in the Employee and shall share in income allocations in accordance with
           Section 4.3.  Upon termination of
           employment, the total amount of the
           Rollover Contribution Account shall be
           distributed in accordance with Article 5.

    3.4(e) Upon such a transfer by an Employee who is otherwise eligible to participate in the Plan but who has not yet completed the participation requirements of Section 2.1, his Rollover Contribution Account shall represent his sole interest in the Plan until he becomes a Participant.

Section 3.5      Nondiscrimination Test for Salary Reduction

    3.5(a) Periodically as determined by the Employer, the Employer shall check the actual deferral percentages against the tests identified below. In the event that neither test is met, the Employer shall reduce the Salary Reduction percentages of Highly Compensated Employees that are above the maximum deferral percentage allowed under the tests; provided that the initial reductions shall be in unmatched Salary
           Reduction, and only if such redirections are not sufficient shall matched Salary
           Reduction be reduced. Beginning with the highest such percentage, each contribution percentage shall be reduced to the next highest percentage, and so forth, until the excess is eliminated. If it is necessary to reduce the matched Salary Reduction, the Participant's Employer Matching
           Contribution on the said Salary Reduction shall be forfeited in accordance with the provisions of Section 5.5.

    3.5(b) The term "eligible Employees," for purposes of this Section, shall mean all employees of the Employer who are eligible to make
           Salary Reduction contributions during the
           Plan Year for which the tests are being
           made.

    3.5(c) The term "actual deferral percentage," means the average of the following percentages (calculated separately for each eligible Employee): Salary Reduction contributions on behalf of each eligible
           Employee divided by the compensation of the eligible Employee. In calculating the actual deferral percentage of a Highly
           Compensated Employee who participates in more than one cash or deferred arrangement of the Company, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

    3.5(d) The term "compensation" for purposes of this Section, shall include amounts paid by the Employer to the Employee during the period he is eligible to make Salary
           Reduction contributions and which amounts are currently includible in the Employee's gross income. For all Plan Years, the Employer shall have the right to increase the Employee's compensation, for purposes of this Section by the amount of any Employee Salary Reduction elections under
           Section 125 (flexible benefit plans),
           402(g)(3) (elective deferrals) and
           402(h)(1)(B) (simplified employee plans) of the Code, or to use such alternate definition of compensation as may be provided under Section 414(s) of the Code.
           Alternate definitions of compensation under
           Code Section 414(s) include (i)
           compensation within the meaning of Code
           Section 415(c)(3) including or excluding reimbursements or other expense allowances, fringe benefits (cash or non-cash), moving expenses, deferred compensation and welfare benefits, and (ii) any other definition of compensation that is reasonable, does not by design favor Highly Compensated
           Employees and satisfies the
           nondiscrimination requirements of Code
           Section 414(s) and the regulations
           thereunder.  Effective for Plan Years
           beginning on or after January 1, 1989,
           compensation for purposes of this Section shall be limited to one hundred fifty thousand dollars ($150,000) or such other amount as determined pursuant to Code
           Section 401(a)(17).

    3.5(e) Only one (1) of the following two (2) tests need be satisfied not to have a reduction in Salary Reduction.

    Test I -     The actual deferral percentage for the
                 group of Highly Compensated Employees is not more than the actual deferral percentage of all other eligible
                 Employees multiplied by one and
                 twenty-five hundredths (1.25).

    Test II -    The excess of the actual deferral
                 percentage for the group of Highly
                 Compensated Employees over the actual
                 deferral percentage for all other
                 eligible Employees is not more than two
                 (2) percentage points, and the actual
                 deferral percentage for the group of
                 Highly Compensated Employees is not more than the actual deferral percentage for all other eligible Employees multiplied by two (2.0). Effective for Plan Years beginning after December 31, 1988, if Test II in Subsection 3.6(e) is used in testing other contributions pursuant to that Section, Test II under this Section shall be limited as provided for in Code
                 Section 401(m)(9) and the regulations
                 issued by the Secretary of the Treasury
                 or notices issued by the Internal
                 Revenue Service.  If a multiple use of
                 Test II occurs, such multiple use shall
                 be corrected by reducing either the
                 actual deferral percentage or actual
                 contribution percentage of the Highly
                 Compensated Employees in an amount
                 calculated in the manner provided in
                 Subsection (a) of this Section or
                 Subsection 3.6(a).

    3.5(f) If neither Test I nor Test II is satisfied for any Plan Year, the Plan shall nevertheless be deemed to comply with the requirements of Section 401(k)(3)(A)(ii) of the Code for such Plan Year if, before the last day of the following Plan Year, the amount of any excess contribution (adjusted for income or loss for the Plan Year computed using any reasonable method that satisfies Code Section 401(a)(4), provided it is used consistently for all Participants and for all corrective distributions under the Plan for the Plan
           Year and provided it is used by the Plan for allocating income or loss to Participants' Individual Accounts) is distributed to the Participant. For purposes of this Section, the term "excess contributions" means, with respect to any Plan Year, the excess of:

         (1) the aggregate amount of Salary Reduction contributions, if applicable, actually paid to the Trust Fund on behalf of Highly Compensated Employees for the
                 Plan Year, over

         (2) the maximum amount of such contributions permitted under Subsection (e) of this Section.

    3.5(g) This Section shall be governed by the rules of Code Section 401(k), 401(a)(4) and any rules or regulations issued pursuant thereto, including the aggregation rules of Code Section 401(k)(3) and the regulations thereunder.

Section 3.6      Nondiscrimination Test for Other Contributions

    3.6(a) Periodically as determined by the Employer, the Employer shall check the actual contribution percentages against the tests identified below. In the event that neither test is met, the Employer shall reduce the Matching Contribution percentages of Highly Compensated Employees that are above the maximum contribution percentage allowed under the tests.
           Beginning with the highest such percentage, each contribution percentage shall be reduced to the next highest percentage, and so forth, until the excess is eliminated.
           If it is necessary to reduce the Employer
           Matching Contribution the Participant shall nevertheless receive from the Plan a distribution equal to the vested portion of the Employer Matching Contribution plus any income thereon that would have been allocated to him had such reduction in contribution not been necessary. Any remaining portion of the Matching
           Contribution shall be forfeited in
           accordance with the provisions of Section
           5.5.

    3.6(b) The term "eligible Employees," for purposes of this Section, shall mean all employees of the Employer who are eligible to: make
           Salary Reduction contributions, if the
           Employer elects to take Salary Reduction into account, and receive Matching
           Contributions during the Plan Year for
           which the tests are being made.

    3.6(c) The term "actual contribution percentage," means the average of the following percentages (calculated separately for each eligible Employee): Matching Contributions
           (and Salary Reduction to the extent elected by the Employer and permitted by Regulations under Code Section 401(m)) on behalf of each eligible Employee divided by compensation of the eligible Employee. In calculating the actual contribution percentage of a Highly Compensated Employee who participates in more than one arrangement of the Company subject to Code
           Section 401(m), all arrangements subject to Code Section 401(m) ending with or within the same calendar year shall be treated as a single arrangement.

    3.6(d) The term "compensation" for purposes of this Section, shall include amounts paid by the Employer to the Employee during the period he is eligible to receive Matching
           Contributions and which amounts are
           currently includible in the Employee's
           gross income.  For all Plan Years, the
           Employer shall have the right to increase the Employee's compensation, for purposes of this Section by the amount of any Employee Salary Reduction elections under
           Section 125 (flexible benefit plans),
           402(g)(3) (elective deferrals) and
           402(h)(1)(B) (simplified employee plans) of the Code, or to use such alternate definition of compensation as may be provided under Section 414(s) of the Code.
           Alternate definitions of compensation under
           Code Section 414(s) include (i)
           compensation within the meaning of Code
           Section 415(c)(3) including or excluding reimbursements or other expense allowances, fringe benefits (cash or non-cash), moving expenses, deferred compensation and welfare benefits, and (ii) any other definition of compensation that is reasonable, does not by design favor Highly Compensated
           Employees and satisfies the
           nondiscrimination requirements of Code
           Section 414(s) and the regulations
           thereunder.  Effective for Plan Years
           beginning on or after January 1, 1989,
           compensation for purposes of this Section shall be limited to one hundred fifty thousand dollars ($150,000) or such other amount as determined pursuant to Code
           Section 401(a)(17).

    3.6(e) Only one (1) of the following two (2) tests need be satisfied not to have a reduction in contributions tested pursuant to this Section.

    Test I - The actual contribution percentage for the group of Highly Compensated Employees is not more than the actual contribution percentage of all other eligible Employees multiplied by one and twenty-five hundredths (1.25).

    Test II The excess of the actual contribution percentage for the group of Highly Compensated Employees over the actual contribution percentage for all other eligible Employees is not more than two (2) percentage points, and the actual contribution percentage for the group of Highly Compensated Employees is not more than the actual contribution percentage for all other eligible Employees multiplied by two (2.0). Effective for Plan Years beginning after December 31, 1988, if Test II in Subsection 3.5(e) is used in testing Salary Reduction pursuant to that Section, Test II under this Section shall be limited as provided in Code Section 401(m)(9) and the regulations issued by the Secretary of the Treasury or notices issued by the Internal Revenue Service. If a multiple use of Test II occurs, such multiple use shall be corrected by reducing either the actual deferral percentage or actual contribution percentage of the Highly Compensated Employees in an amount calculated in the manner provided in Subsection (a) of this Section or Subsection 3.5(a).

    3.6(f) If neither Test I nor Test II is satisfied for any Plan Year, the Plan shall nevertheless be deemed to comply with the requirements of Section 401(m) of the Code for such Plan Year if, before the last day of the following Plan Year, the amount of any excess contribution (adjusted for income or loss for the Plan Year computed using any reasonable method that satisfies
           Code Section 401(a)(4), provided it is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year and provided it is used by the Plan for allocating income or loss to Participants' Individual Accounts) is distributed to the Participant, or if forfeitable, is forfeited. For purposes of this Section, the term "excess contributions" means, with respect to any Plan Year, the excess of:

         (1)     the aggregate amount of Matching
                 Contributions actually paid to the Trust
                 Fund on behalf of Highly Compensated
                 Employees for the Plan Year, over

         (2) the maximum amount of such contributions permitted under Subsection (e) of this Section.

    3.6(g) This Section shall be governed by Code
           Section 401(m), 401(a)(4) and any rules or regulations issued pursuant thereto, including the aggregation rules of Code
           Section 401(m)(2)(B) and the regulations

Section 3.7      Maximum Individual Deferral

         A Participant shall not be permitted to have his Employer redirect an amount in excess of seven thousand dollars ($7,000) in any calendar year pursuant to the provisions of Section 3.1, including contributions to any other plan of the Company which are made pursuant to Code
         Section 402(a)(8).  The seven thousand dollars
         ($7,000) limitation shall be adjusted in accordance with cost-of-living adjustments made by the Secretary of the Treasury pursuant to Code Section 402(g)(5). If any amount is redirected pursuant to Section 3.1 in excess of seven thousand dollars ($7,000), or if a Participant notifies the Committee, in writing, by March 1 following the close of the taxable year of its portion of the amount contributed in excess of seven thousand dollars ($7,000) to all plans pursuant to Code Section 402(a)(8), such amount shall be deemed an "excess deferral" and the Plan Administrator shall direct the Trustee to distribute to the Participant (not later than the April 15 following the calendar year in which the excess deferral was made) the amount of the excess deferral (adjusted for income or loss for the Plan Year computed using any reasonable method that satisfies Code Section 401(a)(4) provided it is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year and provided it is used by the Plan for allocating income or loss to Participants' Individual Accounts and reduced by any deferrals distributed or reclassified pursuant to Section 3.5). In the case of family aggregation pursuant to Subsection
         1.18(c), excess contributions under this
         Section shall be allocated to Participants who are subject to the family aggregation rules of Code Section 414(q)(6) in the manner prescribed by regulations.

Section 3.8      Mistake of Fact

         If due to a mistake of fact, Employer
         Contributions to the Trust Fund for any Plan
         Year exceed the amount intended to be
         contributed, notwithstanding any provision to the contrary, the Employer, as soon as such mistake of fact is discovered, shall notify the Trustee. The Employer shall direct that the Trustee return such excess to the Employer, provided such return is made within one (1) year of the date on which the Employer made the contribution.

Section 3.9      Military Service

         This Plan shall comply with the Uniformed
         Services Employment and Reemployment Rights Act of 1994, as amended and revised, and this Plan shall be construed, where necessary, in such manner as to comply with said law.

                            ARTICLE 4

                ALLOCATIONS TO INDIVIDUAL ACCOUNTS


Section 4.1      Individual Accounts

         The Committee shall establish and maintain an Individual Account in the name of each Participant to which the Committee shall credit all amounts allocated to each such Participant pursuant to Article 3 and the following
         Sections of this Article.

Section 4.2      Investment of Accounts

    4.2(a) Investment Funds. There shall be established such Investment Funds within the Trust Fund as the Committee shall determine.

    4.2(b) Investment Direction. The Participant may direct the investments of the cumulative balance of his Individual Account attributable to (i) Salary Reduction and Rollover Contributions and his Prior Plan
           Account and Investment Account and (ii)
           current Salary Reduction and Rollover
           Contributions in such increments and in
           such manner as the Committee shall
           establish, provided that the portion of a Participant's segregated account, pursuant to Section 4.8 as of December 31, 1996, is not subject to investment direction pursuant to this Section.

    4.2(c) Default Fund. A Participant who does not make any election under this Section shall have the Individual Account and current contributions made on his behalf invested in such Investment Fund as the Committee shall determine.

    4.2(d) Employer Contributions. The investment of the cumulative balance of a Participant's
           Individual Account attributable to Employer
           Contributions and current Employer
           Contributions are not subject to the
           Participant's investment directions
           pursuant to this Section.  Said
           contributions shall be invested in such
           manner as the Trustee shall determine and may be invested, either partially or entirely, in Employer securities.

Section 4.3      Valuation of Accounts

    4.3(a) Individual Account.  As of each Valuation
           Date, the Committee shall determine the
           fair market value of the Individual Account of each Participant as follows:

         (1)     The value of the Individual Account of
                 each Participant as of the last
                 Valuation Date;

         (2)     Minus the amount of any withdrawals,
                 distributions and forfeitures made from
                 the Participant's Individual Account
                 since the last Valuation Date;

         (3)     Plus any contributions to the separate
                 account in the Participant's Individual
                 Account established for contributions
                 pursuant to the following Sections since the last Valuation Date: 3.1, 3.2, 3.4;

         (4)     Plus any investment earnings allocated
                 to such Individual Account since the
                 last Valuation Date;

         (5) Minus any investment losses allocated to such Individual Account since the last
                 Valuation Date.

    4.3(b) Investment Earnings or Losses. The investment earnings (or losses, if such computation is negative) from each
           Investment Fund shall mean the net gain or loss of each Investment Fund from investments, as reflected by interest payments, dividends, realized and unrealized gains and losses on securities, other investment transactions and expenses paid from the fund. In determining the investment earnings or losses of the Investment Fund as of any date, assets shall be valued on the basis of their fair market value as of said date.

    4.3(c) Allocation of Investment Earnings or
           Losses. The investment earnings or losses from each Investment Fund shall be allocated to the Individual Account of each Participant invested in the respective
           Investment Fund in the ratio of (a) divided by (b) where (a) is an amount determined pursuant to Subsection (d) of this Section for the portion of the Individual Account of each Participant invested in the Investment Fund and (b) is an amount determined pursuant to Subsection (d) of this Section for the portion of the Individual Account of all Participants invested in the respective Investment Fund.

    4.3(d) Determination of Ratio.   For purposes of
           determining the ratio in Subsection (c) of this Section, the amounts shall be determined as follows:

         (1)     the value of the portion of such
                 Individual Account(s) in the respective
                 Investment Fund as of the last Valuation
                 Date;

         (2)     Plus one hundred percent (100%) of
                 Salary Reduction made to the portion of
                 such Individual Account(s) in the
                 respective Investment Fund since the
                 last Valuation Date;

         (3)     Plus one hundred percent (100%) of
                 Rollover Contributions made to the
                 portion of such Individual Account(s) in the respective Investment Fund since the last Valuation Date;

         (4)     Minus withdrawals and benefit payments
                 to or on behalf of Participants from the portion of such Individual Account(s) in the respective Investment Fund since the last Valuation Date;

         (5)     Minus loans made pursuant to Section
                 6.3, if any, since the last Valuation
                 Date;

Section 4.4      Trustee and Committee Judgment Controls

         In determining the fair market value of the Trust Fund and of Individual Accounts, the
         Trustee and the Committee shall exercise their best judgment, and all such determinations of value (in the absence of bad faith) shall be binding upon all Participants and their Beneficiaries. All allocations shall be deemed to have been made as of the Valuation Date, regardless of when actual allocations were undertaken.

Section 4.5      Maximum Additions

         Anything herein to the contrary
         notwithstanding, the total Annual Additions of a Participant for any Limitation Year when combined with any similar annual additions credited to the Participant for the same period from another qualified Defined Contribution
         Plan maintained by the Company, shall not exceed the lesser of the amounts determined pursuant to Subsection (a) or (b) of this Section.

    4.5(a) Thirty thousand dollars ($30,000) or such other amount as determined pursuant to Code
           Section 415; or

    4.5(b) Twenty-five percent (25%) of the
           Participant's compensation received from the
           Company for such Limitation Year, as
           determined pursuant to Section 415 of the Code.

    4.5(c) In the event a Participant is covered by one or more Defined Contribution Plans maintained by the Company, the maximum annual additions as noted above shall be decreased in any other Defined Contribution
           Plan as determined necessary by the Company, prior to a reduction of this Plan, to ensure that all such plans will remain qualified under the Code.

Section 4.6      Corrective Adjustments

         In the event that corrective adjustments in the Annual Addition to any Participant's Individual
         Account are required as the result of
         allocating forfeitures, a reasonable error in estimating a Participant's compensation, a reasonable error in determining the amount of elective deferrals (within the meaning of Code
         Section 402(g)(3)) that may be made with respect to an individual under the limits of Code Section 415, or such other facts and circumstances as may be provided for by rules and regulations issued pursuant to Code Section
         415, the corrective adjustments shall be made pursuant to and in the order of the Subsections in this Section.

    4.6(a) The portion of the Participant's unmatched
           Salary Reduction shall be reduced to insure compliance with Section 4.5. Any affected
           Salary Reduction will be distributed to the Participant.

    4.6(b) The portion of the Participant's matched
           Salary Reduction and his Matching
           Contributions shall be proportionally
           reduced to insure compliance with Section
           4.5.  Any affected Salary Reduction will be
           distributed to the Participant.  Any
           affected Matching Contributions shall be used to reduce future Matching
           Contributions.

    4.6(c) The Participant's Profit Sharing
           Contributions shall be reduced to insure compliance with Section 4.5. Any affected
           Profit Sharing Contributions shall be used to reduce future Profit Sharing
           Contributions.

Section 4.7    Defined Contribution and Defined Benefit Plan
               Fraction

         If a Participant is a participant in a Defined
         Benefit Plan maintained by the Company, the sum of his defined benefit plan fraction and his defined contribution plan fraction for any Limitation Year may not exceed 1.0.

    4.7(a) For purposes of this Section, the term
           "defined contribution plan fraction" shall mean a fraction the numerator of which is the sum of all of the Annual Additions of the Participant under this Plan and any other Defined Contribution Plan maintained by the Company as of the close of the Limitation Year and the denominator of which is the sum of the lesser of the following amounts determined for such Limitation Year and for each prior Limitation Year of employment with the Company:

         (1)     the product of 1.25 multiplied by the
                 dollar limitation in effect under
                 Section 415(c)(1)(A) of the Code; or

         (2)     the product of 1.4 multiplied by the
                 amount which may be taken into account
                 under Code Section 415(c)(1)(B) with
                 respect to each individual under the
                 Plan for such Limitation Year.

    4.7(b) For purposes of this Section, the term, "defined benefit plan fraction" shall mean a fraction the numerator of which is the Participant's projected annual benefit (as defined in the Defined Benefit Plan) determined as of the close of the Limitation
           Year and the denominator of which is the lesser of:

         (1)     the product of 1.25 multiplied by the
                 dollar limitation in effect pursuant to
                 Section 415(b)(1)(A) of the Code for
                 such Limitation Year; or

         (2)     the product of 1.4 multiplied by the
                 amount which may be taken into account
                 pursuant to Section 415(b)(1)(B) of the
                 Code with respect to each individual
                 under the Plan for such Limitation Year.

    4.7(c) The limitation on aggregate benefits from a Defined Benefit Plan and a Defined
           Contribution Plan which is contained in
           Section 2004 of ERISA, as amended, shall be complied with by a reduction (if necessary) in the Participant's benefits under the Defined Benefit Plan.

Section 4.8      Segregation of Individual Accounts

    4.8(a) Effective January 1, 1997, no portion of a
           Participant's Individual Account can be
           transferred into or out of the investment funds pursuant to this Section.

    4.8(b) Any Participant, after age sixty (60), may elect to have all of his Individual Accounts transferred to a segregated fixed investment fund for the purpose of minimizing market value fluctuations for years nearing normal retirement. The Participant must designate in writing this option ten (10) days in advance of the beginning of any Plan Year after his sixtieth (60th) birthday.

    4.8(c) In accordance with this section, the following provisions shall apply:

         (1)     The Trustee shall, for investment
                 purposes, segregate the Trust Fund into
                 such investment funds as the Committee
                 shall determine, which shall be known as the general investment fund and the fixed income investment fund. The
                 Trustee may invest the assets of the
                 general investment fund in any manner
                 consistent with applicable provisions of this Plan and Trust Agreement. But the assets of the fixed income investment fund shall be invested by the Trustee in corporate, municipal or United States government bonds, debentures, notes, certificates or other similar evidence of indebtedness if such does not have a maturity or more than sixty (60) months from date of investment; in savings accounts, savings certificates, group annuity contracts issued by life insurance companies or other similar investment media. The Individual
                 Account of each Participant shall be
                 held entirely in one of such investment
                 funds and the Individual Account of all
                 Participants shall be held by the
                 Trustee in the general investment fund
                 unless such Individual Account has been
                 transferred to the fixed income
                 investment fund in accordance with
                 paragraph (2) of this Subsection.

         (2)     Any Participant who has reached age
                 sixty (60) but has not reached Normal
                 Retirement Date may direct the Committee that his Individual Account be transferred from the general investment fund to the fixed income investment fund. Such written direction of such a Participant, in order to be effective, must be given in a manner reasonably designated by the Committee and must be received by the Committee not less than thirty (30) days prior to the beginning of the next succeeding Plan Year. If any such direction by a Participant shall have been made at the time and in the manner as provided in this paragraph, then such direction shall be deemed to be an irrevocable election and will be effective as of the first day of the succeeding Plan Year following such thirty (30) day period. The Trustee shall, as of such first day of the succeeding Plan Year, transfer such
                 Participant's Individual Account to the
                 fixed income investment fund, and all
                 further allocations to such
                 Participant's Individual Account shall
                 be added thereafter to his Individual
                 Account in the fixed income investment
                 fund.  Such election by any Participant
                 shall be irrevocable without regard as
                 to whether such Participant remains a
                 Participant after  reaching Normal
                 Retirement Age.

         (3)     As to each of the investment funds, all
                 income, appreciation, depreciation and
                 other losses and gains in investments or assets held in each such respective investment fund shall be allocated among the accounts held in each such respective investment fund in the manner set forth in Section 4.3, but only taking into account the Individual
                 Accounts of those Participants who have
                 been segregated pursuant to this
                 Section.

    4.8(d) Provided further, that in the case of benefits payable to a retired or terminated
           Participant (or his Beneficiary) in the form of installments, the following provisions shall apply:

         (1) Where, in accordance with the provisions of this Article, all or any part of any distribution is to be made in installments, the Committee shall direct the Trustee to segregate and deposit cash of the Trust Fund to provide for such installments in one or more savings accounts in banking or savings institutions (one of which accounts may be in the Trustee's savings department).

         (2)     Such segregated savings accounts shall
                 be credited with interest at the savings account interest rates of each depository, and such interest shall be added to the amount distributable. Such accounts shall be a segregated part of the Trust Fund and shall be subject to all provisions of the Plan and Trust
                 Agreement, except that such accounts
                 shall not be included in the valuation
                 of the Trust nor in the determination of the balances of Participant Individual
                 Accounts for the purpose of allocation
                 of Trust income or loss.

         (3)     Notwithstanding the provisions of clause
                 (1) of Subsection (b) of this Section,
                 in any case in which a Participant (or
                 his Beneficiary) requests that, instead
                 of being deposited in such segregated
                 savings accounts, the amount to provide
                 for such installments or deferred
                 distributions shall continue to be held
                 and invested as an unsegregated part of
                 the Trust Fund and included in the
                 valuation of the Trust Fund and in the
                 determination of the balances of
                 Participant Individual Accounts for the
                 purpose of allocations of Trust income
                 or loss under the provisions of Section
                 4.3, the Committee may consent to such
                 request and direct the Trustee
                 accordingly.

                            ARTICLE 5

                          DISTRIBUTIONS



Section 5.1      Normal Retirement

         When a Participant lives to his Normal
         Retirement Date and retires, he shall become entitled to the full value of his Individual
         Account as of the Valuation Date coincident with or, otherwise, immediately following the later of his date of retirement or the end of the last payroll period following the date for which the Participant is paid as a result of his retirement.

Section 5.2      Late Retirement

         A Participant may continue his employment past his Normal Retirement Date on a year to year basis. He shall continue to be an active
         Participant under the Plan. Upon his actual retirement, he shall become entitled to the full value of his Individual Account as of the Valuation Date coincident with or, otherwise, immediately following the later of his date of retirement or the end of the last payroll period following the date for which the Participant is paid as a result of his retirement.

Section 5.3      Death

         If a Participant dies, his Beneficiary shall be entitled to the full value of his Individual
         Account as of the Valuation Date coincident with or, otherwise, immediately following the later of the Participant's date of death or the end of the last payroll period following the date for which the Participant is paid as a result of his death.

Section 5.4      Disability

         When it is determined that a Participant is Totally and Permanently Disabled, the Committee shall certify such fact to the Trustee and such Disabled Participant shall be entitled to receive the full value of his Individual
         Account as of the Valuation Date coincident with or, otherwise, immediately following the later of the Participant's retirement as a result of Totally and Permanent Disability or the end of the last payroll period following the date for which the Participant is paid as a result of his retirement as a result of Totally and Permanent Disability.

Section 5.5      Termination of Employment

    5.5(a) Upon termination of employment for any reason (other than Normal Retirement, Late
           Retirement, Disability Retirement or death), a Participant shall be entitled to a benefit equal to the vested portion (as determined in this Section) of the balance of his Individual Account, as of the Valuation Date coincident with or immediately following the later of such termination of employment or the end of the last payroll period following the date for which the Participant is paid as a result of said termination.

    5.5(b) A Participant shall always be one hundred percent (100%) vested in the balance of his Salary Reduction Account, Rollover
           Contribution Account, Investment Account and
           Prior Plan Account.

    5.5(c) A Participant shall be vested in the balance attributable to his Matching Contribution
           Account and Profit Sharing Contribution
           Account based on years of Service as of his date of termination, in accordance with the following schedule:

           Years of Service       Vested Percentage

           Less than 1 year             0%
           1 but less than 2           20%
           2 but less than 3           40%
           3 but less than 4           60%
           4 but less than 5           80%
           5 years or more            100%

    5.5(d) Notwithstanding the above, a Participant who attains Normal Retirement Age or dies or becomes Totally and Permanently Disabled while employed by the Company shall be fully vested in his Individual Account under the Plan.

    5.5(e) A Participant who terminates employment pursuant to this Section with a zero percent
           (0%) vested percentage shall be deemed to have received a distribution on the date he terminates employment. If a terminated
           Participant receives a distribution of the vested portion of his Individual Account prior to incurring five (5) consecutive
           Breaks in Service or if said terminated
           Participant is zero percent (0%) vested in his Individual Account, the non-vested balance of such terminated Participant's

         Individual Account shall be forfeited as of the date he receives or is deemed to receive said distribution.

    5.5(f) If a terminated Participant is reemployed and again becomes a Participant prior to incurring five (5) consecutive Breaks in Service, any amount forfeited pursuant to this Section will be restored to his Individual Account if he repays, prior to the earlier of the last day of the Plan Year in which he incurs his fifth consecutive
           Break in Service commencing on the date of distribution or the date which is five (5) years after the first date on which the Participant is subsequently reemployed, the amount previously distributed to him from such Account. Restoration of a forfeiture will come from forfeitures in the year in which he is reemployed and, to the extent such forfeitures are not sufficient, from a special Employer Contribution. For purposes of this Section a Participant who receives a deemed distribution pursuant to this Section will be deemed to have repaid the distribution upon reemployment.

    5.5(g) The non-vested balance of the Individual
           Account of a terminated Participant shall be forfeited as of the Valuation Date at the end of the Plan Year in which such terminated Participant incurs five (5) consecutive Breaks in Service if the Participant is vested in any portion of his Individual Account and does not receive a distribution prior to incurring five (5) consecutive Breaks in Service.

    5.5(h) A terminated Participant who is reemployed and again becomes a Participant after incurring five (5) or more consecutive
           Breaks in Service shall not be allowed to repay any amount distributed to him and shall not have any amount forfeited pursuant to this Section restored to his Individual
           Account.

    5.5(i) Any Matching Contributions and Profit
           Sharing Contributions forfeited will be used to reduce future Employer Contributions.

Section 5.6      Commencement of Benefits

    5.6(a) Any benefits payable under this Article shall be paid as soon as reasonably possible following the Valuation Date following the actual date of severance. Notwithstanding the preceding, the Participant must consent to the distribution unless his benefit may be cashed out pursuant to Subsection 5.8(a) or unless the Participant is subject to
           Section 5.7 as a result of attaining age seventy and one-half (70-1/2).
           Notwithstanding the preceding, in the case of a distribution pursuant to either Section
           5.1, 5.2, 5.3 or 5.4, eighty percent (80%)
           of the Participant's Individual Account as of the Valuation Date immediately preceding his actual date of severance shall be paid as soon as reasonably possible following the actual date of severance and the balance of his Individual Account shall be paid as soon as administratively possible following the
           Valuation Date following his actual date of severance.

    5.6(b) In no event, unless the Participant otherwise elects, shall payment begin later than sixty (60) days after the last day of the Plan Year in which occurs the latest of
           (i) the Participant's reaching Normal
           Retirement Age; (ii) the tenth (10th)
           anniversary of the date the Employee became a Participant; or (iii) termination of the Participant's employment.

    5.6(c) Except as required in Section 5.7 for a Participant who has attained age seventy and one-half (70-1/2), a Participant may defer distribution to a subsequent date. If the Participant's benefit does not commence as soon as administratively possible following the Participant's actual date of severance pursuant to Subsection (a) of this Section, such subsequent distribution shall be made based on the value of the Individual Account as of the Valuation Date coincident with or immediately preceding the receipt of notice by the Committee of the Participant's election to receive a distribution. Such distribution shall be made as soon as reasonably possible following such Valuation
           Date.

Section 5.7      Minimum Distributions

         The Individual Account of all Participants must be distributed or commence to be distributed no later than April 1 following the calendar year in which such individual attains age seventy and one-half (70-1/2) unless such individual has effectively executed a waiver prior to January 1, 1984, in accordance with the Code and notices and regulations issued thereunder.
         However, if the Participant was not a five percent (5%) owner in any Plan Year after attaining age sixty-five and one-half (65-1/2) and had attained age seventy and one-half
         (70-1/2) prior to January 1, 1988,
         distributions to said Participant must commence no later than the April 1 following the calendar year in which the later of termination of employment or age seventy and one-half (70-1/2) occurs, or the Participant becomes a five percent (5%) owner.

Section 5.8      Methods of Payment

    5.8(a) A Participant or Beneficiary shall elect a distribution of the Individual Account as provided hereinafter. Subject to the provisions of Section 5.9, no other manner of distribution shall be provided. The request by the Participant or the Beneficiary shall be in writing and shall be filed with the Committee at least thirty
           (30) days before distribution is to be made.
           The Committee may not require a distribution without the consent of the Participant prior to his reaching Normal Retirement Age, unless the vested value of the Individual
           Account is not more than three thousand five hundred dollars ($3,500). If the vested value of the Participant's Individual
           Account is three thousand five hundred
           dollars ($3,500) or less, the benefits
           payable will be paid as soon as reasonably possible following the actual date of severance, notwithstanding lack of consent.
           If the vested value of the Participant's
           Individual Account has been more than three thousand five hundred dollars ($3,500) at the time of any distribution, the value the Participant's Individual Account will be deemed to be more than three thousand five hundred dollars ($3,500) at the time of any subsequent distribution for purposes of the consent requirements of this paragraph.
           Notwithstanding the above, no lump sum
           distribution may be made after periodic
           payments have commenced unless the
           Participant or the Participant's surviving spouse consents in writing to the distribution. The alternative forms of distribution are as follows:

         (1)     A lump sum distribution in cash, with
                 the exception of the Participant's
                 Individual Account invested pursuant to
                 Subsection 4.2(d), which may, at the
                 Participant's election, be distributed
                 in shares of Employer securities; or

         (2)     Periodic installment payments (either
                 monthly or annually) for a period not to exceed ten (10) years as selected by the Participant or Beneficiary; or

         (3)     Any combination of the above.

    5.8(b) In the event that a Participant elects to take a distribution in shares of Employer securities, the fair market value of the shares to be distributed shall be determined as follows:


                             fair market value of
the individual               Employer securities
Participant's                 held in the Trust
Matching               X     -------------------
Contribution                 fair market value of
Account and Profit         all Plan assets held in
Sharing Account                  the Matching
balance                     Contribution Accounts
                              and Profit Sharing
                            Contribution Accounts
                             of all Participants



    5.8(c) If the Participant dies after the periodic installment payments commence but before the Individual Account is fully distributed, the balance remaining in the Individual Account shall be paid out over the periods remaining pursuant to the Participant's election under clause (2) of Subsection (a) of this Section, or, if the Beneficiary elects, such other period as is allowed under this Section.

    5.8(d) Any payment provided for in this Section may not extend beyond the life expectancy of the Participant or the joint and last survivor expectancy of the Participant and designated
           Beneficiary.

    5.8(e) If the Participant dies before distribution occurs or commences, the Participant's entire interest will be distributed no later than five (5) years after the Participant's death, except to the extent that an election is made to receive distributions in accordance with (1) or (2) below:

         (1)     If any portion of the Participant's
                 interest is payable to a designated
                 Beneficiary, distributions may be made
                 in substantially equal installments over the life or life expectancy of the designated Beneficiary commencing no later than one (1) year after the Participant's death.

         (2)     If the designated Beneficiary is the
                 Participant's surviving spouse, the date distributions are required to be made or commence shall not be earlier than the date on which the Participant would have attained age sixty-five (65). If the spouse dies before payments begin, any subsequent distribution shall be made as if the spouse had been the Participant.

    5.8(f) Notwithstanding any settlement option contained in this Plan, the benefits payable to the Beneficiary of any Participant must be incidental to the primary purpose of distributing accumulated funds to the
           Participant, and if the Participant's
           designated Beneficiary or survivor is other than his spouse, the settlement option shall not violate Code Section 401(a)(9).

Section 5.9      Joint and Survivor Options

    5.9(a) Qualified Joint and Survivor Annuity.
           Except as otherwise provided below, unless an optional form of benefit is selected pursuant to a qualified election within the 90 day period ending on the date benefit payments would commence, a Participant's vested Individual Account balance will be paid in the form of a qualified joint and survivor annuity, and an unmarried
           Participant's benefit shall be paid in the form of a life annuity unless otherwise elected by the Participant. A qualified joint survivor annuity will not be applicable and this Section shall not apply if the following conditions are met:

         (1)     The Participant's vested Individual
                 Account is payable in full, on the death of the Participant, to the Participant's surviving spouse, or if there is no surviving spouse, or if the surviving spouse has previously consented to the designation of a non-spouse Beneficiary in the manner prescribed under this Section, and

         (2)     Such Participant does not elect a
                 payment of benefits in the form of a
                 life annuity, and

         (3)     With respect to such Participant, the
                 Plan is not a direct or indirect
                 transfer which is described in clause
                 (i) or (ii) or Section 401(a)(11)(B) of
                 the Code, or

         (4)     If the distribution is subject to the
                 terms and conditions contained in
                 Section 5.8 concerning the distribution
                 of vested Individual Accounts of three
                 thousand five hundred dollars ($3,500)
                 or less.

    5.9(b) Qualified Pre-Retirement Survivor Annuity.
           Except as otherwise provided in this
           Subsection, unless an optional form of
           benefit has been selected within the
           election period pursuant to a qualified
           election, if a Participant dies before
           benefits have commenced, fifty percent (50%) of the Participant's vested Individual
           Account shall be applied toward the purchase of an annuity for the life of the surviving spouse. Benefits will not be required to be paid in the form of a pre-retirement survivor annuity if the following conditions are met:

         (1)     The Participant's vested Individual
                 Account is payable in full, on the death of the Participant, to the Participant's surviving spouse, or if there is no surviving spouse, or if the surviving spouse has previously consented to the designation of a non-spouse Beneficiary in the manner prescribed under this Section, and

         (2)     Such Participant does not elect a
                 payment of benefits in the form of a
                 life annuity, and

         (3)     With respect to such Participant, the
                 Plan is not a direct or indirect
                 transfer which is described in clause
                 (i) or (ii) or Section 401(a)(11)(b) of
                 the Code, or

         (4)     If the distribution is subject to the
                 terms and conditions contained in
                 Section 5.8 concerning the distribution
                 of vested Individual Accounts of three
                 thousand five hundred dollars ($3,500)
                 or less.

    5.9(c) Election Period shall mean, for purposes of this Section, the period which begins on the first day of the Plan Year in which the Participant attains age thirty-five (35) and ends on the date of the Participant's death.
           If a Participant separates from service
           prior to the first day of the Plan Year in which age thirty-five (35) is attained, with respect to the Individual Account Balance as of the date of separation, the election period shall begin on the date of separation.

    5.9(d) Early Retirement Age shall mean, for purposes of this Section, the earliest date on which, under the Plan, the Participant could elect to receive retirement benefits.

    5.9(e) Qualified Election shall mean, for purposes of this Section, an election pursuant to this Subsection. A waiver of a qualified joint and survivor annuity or a qualified pre-retirement survivor annuity is permitted. The waiver must be in writing, must be executed by the Participant, must specify the Beneficiary and the optional form of benefit and must be consented to by the Participant's spouse. The spouse's consent to a waiver must be witnessed by a Plan representative or a notary public.
           Notwithstanding this consent requirement, if the Participant establishes to the satisfaction of a Plan representative that such written consent may not be obtained because there is no spouse or the spouse cannot be located, a waiver will be deemed a qualified election. Any consent necessary under this provision will be valid only with respect to the spouse who signs the consent, or in the event of a deemed qualified election, the designated spouse.
           Additionally a revocation of a prior waiver may be made by a Participant without the consent of the spouse at any time before the commencement of benefits. The number of revocations shall not be limited.

    5.9(f) Qualified Joint and Survivor Annuity shall mean, for purposes of this Section, an annuity for the life of the Participant with a survivor annuity for the life of the spouse which is not less than fifty percent
           (50%) and not more than one hundred percent
           (100%) of the amount of the annuity which is payable during the joint lives of the Participant and the spouse and which is the amount of benefit which can be purchased with the Participant's vested Individual
           Account balance.

    5.9(g) Qualified Pre-Retirement Survivor Annuity shall mean, for purposes of this Section, a survivor annuity for the life of the surviving spouse, the actuarial equivalent of which is not less than fifty percent
           (50%) of the vested Individual Account of the Participant as of the date of death, which may become payable as a result of the Participant's death prior to his Normal
           Retirement Date.

    5.9(h) Notice Requirements.

         (1)     In the case of a qualified joint and
                 survivor annuity the Committee shall
                 provide each Participant no less than
                 thirty (30) days and no more than ninety
                 (90) day prior to the annuity starting
                 date (or such other time as provided by
                 regulations or other pronouncements), a
                 written explanation of:  (i) the terms
                 and conditions of a qualified joint and
                 survivor annuity; (ii) the Participant's right to make and the effect of an election to waive the qualified joint and survivor annuity form of benefit;
                 (iii) the rights of a Participant's
                 spouse; and (iv) the right to make and
                 the effect of a revocation of a previous election to waive the qualified joint and survivor annuity.

         (2) In the case of a qualified pre-retirement survivor annuity the Committee shall provide each Participant within the period beginning on the first day of the Plan Year in which the Participant attains age thirty-two (32) and ending with the close of the Plan
                 Year preceding the Plan Year in which
                 the Participant attains age thirty-five
                 (35), a written explanation of the
                 qualified pre-retirement survivor
                 annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the requirement of a qualified joint and survivor annuity. If a Participant enters the Plan after the first day of the Plan Year in which the Participant attained age thirty-two (32), the
                 Committee shall provide notice no later
                 than the close of the third Plan Year
                 succeeding the entry of the Participant
                 in the Plan.

         (3)     Notwithstanding the other requirements
                 of this Section, the respective notices
                 prescribed by this Section need not be
                 given to a Participant if the Plan
                 "fully subsidizes" the costs of a
                 qualified joint and survivor annuity or
                 qualified pre-retirement survivor
                 annuity, and the Participant cannot
                 elect another form of benefit.  For
                 purposes of this Section, the Plan fully subsidizes the costs of a benefit if under the Plan the failure to waive such benefit by a Participant would not result in a decrease in any plan benefits with respect to such
                 Participant and would not result in
                 increased contributions from the
                 Participant.

Section 5.10     Benefits to Minors and Incompetents

    5.10(a) In case any person entitled to receive payment under the Plan shall be a minor, the Committee, in its discretion, may dispose of such amount in any one or more of the ways specified in items (1) through (3) of this Subsection.

         (1)     By payment thereof directly to such
                 minor;

         (2)     By application thereof for benefit of
                 such minor;

         (3)     By payment thereof to either parent of
                 such minor or to any adult person with
                 whom such minor may at the time be
                 living or to any person who shall be
                 legally qualified and shall be acting as guardian of the person or the property of such minor; provided only that the parent or adult person to whom any amount shall be paid shall have advised the Committee in writing that he will hold or use such amount for the benefit of such minor.

    5.10(b) In the event that it shall be found that a person entitled to receive payment under the Plan is physically or mentally incapable of personally receiving and giving a valid receipt for any payment due (unless prior claim therefor shall have been made by a duly qualified Committee or other legal representative), such payment may be made to the spouse, son, daughter, parent, brother, sister or other person deemed by the Committee to have incurred expense for such person otherwise entitled to payment.

Section 5.11     Unclaimed Benefits

         If, after diligent effort, a Participant, spouse or Beneficiary who is entitled to a distribution cannot be located within a reasonable period of time after the date such distribution was to commence, the distributable
         Individual Account balance shall be deposited in such separate account as the Trustee shall determine. The separate account shall be registered in the name of the person entitled to the distribution. The balance in such separate account shall be forfeited on the fifth (5th) anniversary of the Participant's termination of employment, or such later date as the Committee may determine, and shall be used to reduce future Employer Contributions.
         If the Participant, spouse or Beneficiary subsequently presents a valid claim for the benefit to the Committee, the Committee shall cause the benefit, equal to the amount which was forfeited under this Section, to be restored, first from forfeitures and then from Employer Contributions.

Section 5.12     Participant Directed Rollovers

    5.12(a) This Section applies to distributions made on or after January 1, 1993.
                 Notwithstanding any provision of the plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

    5.12(b) For purposes of this Section, an eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

    5.12(c) For purposes of this Section, an eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in
                 Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

           For purposes of this Section, a distributee includes an Employee or former Employee. In addition, the Employee's or former
           Employee's surviving spouse and the
           Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

    5.12(d) A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.

                            ARTICLE 6

                      WITHDRAWALS AND LOANS


Section 6.1      Hardship Withdrawal

    6.1(a) Except as otherwise provided in this Section, and upon proper written application of a Participant made at least thirty (30) days in advance of the withdrawal date, in such form as the Committee may specify, the Committee in its sole discretion may permit the Participant to withdraw a portion or all of the balance of his Salary Reduction
           Account, his Rollover Contribution Account, his Prior Plan Account and his Investment
           Account attributable to employee after-tax contributions, provided that earnings allocated to said accounts may not be withdrawn. Such withdrawal shall be based on the Valuation Date coincident with or immediately preceding the date of application plus contributions made to such Account since such Valuation Date.

    6.1(b) The reason for a withdrawal pursuant to this Section must be to enable the Participant to meet unusual or special situations in his financial affairs resulting in immediate and heavy financial needs of the Participant.
           Such situations shall be limited to:

         (1)     medical expenses (described in Code
                 Section 213(d)) previously incurred by
                 the Participant, the Participant's
                 spouse or any dependents of the
                 Participant (as defined in Code Section
                 152) or necessary for these persons to
                 obtain medical care described in Code
                 Section 213(d);

         (2)     purchase (excluding mortgage payments)
                 of a principal residence for the
                 Participant;

         (3)     payment of tuition and related
                 educational fees for the next twelve
                 (12) months of post-secondary education
                 for the Participant, his or her spouse,
                 children, or dependents (as defined in
                 Code Section 152);

         (4)     the need to prevent the eviction of the
                 Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; or

         (5)     any additional items which may be added
                 to the list of deemed immediate and
                 heavy financial needs by the
                 Commissioner of Internal Revenue through the publication of revenue rulings, notices, and other documents of general applicability.

         Any withdrawal hereunder may not exceed the amount required to meet the immediate financial need created, and provided further that such amount must not be reasonably available from other resources of the Participant. The amount of an immediate and heavy financial need shall include any federal, state, or local taxes or penalties reasonably anticipated to result from the distribution.

    6.1(c) The Committee may shorten the notice period if it finds it is administratively feasible.
           In granting or refusing any request for
           withdrawal or in shortening the notice
           period, the Committee shall apply uniform standards consistently and such discretionary power shall not be applied so as to discriminate in favor of Highly
           Compensated Employees.

    6.1(d) The withdrawals under this Section shall in no way affect said Participant's continued participation in this Plan except by the reduction in account balances caused by such withdrawals and except as provided in Subsection (e) of this Section.

    6.1(e) If a Participant withdraws Salary Reduction pursuant to the provisions of this Section, the following provisions of this Subsection shall apply and the Committee shall deem that such amount requested for withdrawal is not reasonably available from other resources of the Participant.

         (1)     A withdrawal may be made pursuant to
                 this Section only after the Participant
                 has obtained all distributions other
                 than hardship distributions, and all
                 nontaxable loans available under this
                 Plan and all other Plans maintained by
                 the Employers.

         (2)     Elective contributions and employee
                 contributions under this Plan and all
                 other plans maintained by the Employer
                 will be suspended for twelve (12) months after receipt of the withdrawal of Salary Reduction pursuant to this
                 Section.

         (3)     The limitation provided for in Section
                 3.7 for the taxable year of the
                 Participant following the taxable year
                 of the withdrawal pursuant to this
                 Section shall be reduced by the
                 Participant's Salary Reduction and other elective contributions for the taxable year of the Participant during which the withdrawal pursuant to this Section is taken.

    6.1(f) This Section shall be governed by the provisions of Code Section 401 and the regulations and other pronouncements thereunder.

Section 6.2      Other Withdrawals

    6.2(a) Upon proper written application made in such manner and in such form as the Committee may specify, a Participant who has attained age fifty-nine and one-half (59-1/2) shall be permitted to withdraw all of the balance of his Individual Account, determined as of the date of application, provided that less than his entire Individual Account may not be withdrawn.

    6.2(b) Upon proper written application, in such manner and in such form as the Committee may specify, a Participant shall be permitted to withdraw a portion or all of the balance of his Investment Account consisting of his own after-tax contributions (but not earnings thereon) determined as of the Valuation Date coincident with or immediately preceding the date of application.

Section 6.3      Participant Loans

    6.3(a) Upon proper written application of a Participant (which, for purposes of this Section, shall mean any person who is a party in interest as defined in Section
           3(14) of the Employee Retirement Income
           Security Act of 1974 and who has a vested interest in his Individual Account), made in such manner and in such form as the Committee may specify, the Committee may direct the Trustee to make a loan to the Participant from his Individual Account.
           Appropriate administrative expenses, as
           determined by the Committee, may be charged to the Participant's Individual Account.
           Notwithstanding the preceding, a loan shall not be made to a former Participant that may result in discrimination under Code Section
           401(a)(4).  The application, and the
           resulting loan, must meet the terms and
           conditions specified in the following
           provisions of this Section and the approval or denial of a loan request will be made on the basis of whether the loan would meet these requirements. The Committee may shorten any notice period required by this Section or any written procedures adopted by the Committee to implement the provisions of this Section if it finds it is administratively feasible.

    6.3(b) The amount of the loan shall not exceed the lesser of:

         (1)     fifty thousand dollars ($50,000),
                 reduced by the highest outstanding
                 balance of loans from the Plan during
                 the one (1) year period ending on the
                 day before the day the loan is made, or

         (2)     one-half (1/2) the present value of the
                 nonforfeitable accrued benefit of the
                 Participant under the Plan as of the
                 preceding valuation date (i) minus
                 withdrawals since said Valuation Date,
                 and (ii) minus the outstanding balance
                 of all other loans from the Plan as of
                 the date of the loan, and (iii) plus the vested contributions since said valuation date.

    6.3(c) The Committee shall account for the value of the loan as a part of the Participant's
           Individual Account in the following order:
           the Participant's Profit Sharing
           Contribution Account, the Participant's
           Matching Contribution Account, the
           Participant's Prior Plan Account, the
           Participant's Rollover Contribution Account, the Participant's Salary Reduction Account and Investment Account. The Committee shall account for repayments of principal in the following order: the Participant's
           Investment Account, the Participant's Salary
           Reduction Account, the Participant's
           Rollover Contribution Account, the
           Participant's Prior Plan Account, the
           Participant's Matching Contribution Account and the Participant's Profit Sharing
           Contribution Account.

    6.3(d) The Trustee shall credit interest and principal payments made by a Participant, including any additional prepayments made pursuant to this Section, against his loan evidenced by the promissory note held as an earmarked asset of the Trust Fund, to the Trust Fund. The Committee, on each
           Valuation Date, shall adjust the
           Participant's Individual Account to reflect payments made since the last Valuation Date.

    6.3(e) Except in the case of a loan for the purchase of a principal residence of the Participant, the maximum term of repayment shall be five (5) years. The term of repayment of a loan for the purchase of a principal residence of the Participant shall be as determined by the Committee in a uniform and nondiscriminatory manner.

    6.3(f) The Participant shall authorize the Employer to deduct approximately equal interest and principal payments from his compensation payable at the end of the last regular pay period of each calendar month. The Employer shall transfer such payroll deductions to the Trustee within a reasonable time following the end of each month. In the event that a Participant receives a loan hereunder and becomes an inactive
           Participant while remaining employed by the Employer, repayments shall be made pursuant to the Committee's direction pursuant to the terms of the promissory note (no less frequently than quarterly) and the Committee shall transfer said payments to the Trustee within a reasonable period of time after receipt. In the event that a Participant who receives a loan hereunder ceases to be employed by an Employer, the outstanding principal balance and any interest due to date on the outstanding principal balance shall be immediately due and payable upon demand.

    6.3(g) A Participant may repay, at any time, any portion or all of the then outstanding principal balance of his loan, together with interest due to date on the prepaid portion.
           Any such prepayments shall be made to the Committee and the Committee shall transfer such prepaid amounts to the Trustee within a reasonable time after receipt. Except as otherwise provided in this Section, such right of prepayment shall be entirely in the discretion of the Participant and shall be without premium or penalty.

    6.3(h) The collateral shall be the assignment of up to fifty percent (50%) of the Participant's vested Individual Account as of the date of the loan is made, supported by the Participant's promissory note for the amount of such loan, including interest, payable to the order of the Trustee.

    6.3(i) Each loan shall bear interest at a reasonable rate to be fixed by the Committee and shall be based on interest rates currently being charged for similar loans by commercial lending institutions in the same geographical area as the situs of the Trust
           Fund. The Committee shall not discriminate among Participants in the matter of interest rates; but loans granted at different times may bear different interest rates if, in the opinion of the Committee, different rates are required based on the rates being charged by said commercial lending institutions for similar loans.

    6.3(j) The terms of the promissory note for the loan shall provide that if a Participant with an outstanding loan balance defaults on the loan prior to the earlier of termination of employment or attainment of age fifty nine and one-half (59 1/2), interest shall continue to accrue on the outstanding principal balance at the stated rate, and shall be added to the principal balance as it accrues. Unless otherwise provided in the promissory note, a Participant shall be considered to have defaulted on the promissory note if a payment is not made.
           If the Participant resumes loan repayments, such repayment of both principal and interest shall be based on the outstanding loan balance on the date repayments resume.
           The term of the loan, as originally stated, shall be adjusted so that the period during which payments were in default will be disregarded. If, on the earlier of termination of employment or attainment of age fifty nine and one-half (59 -1/2), loan repayments have not resumed, the end of the term of the loan will be deemed to have been reached. In such event, either Section
           6.3(k) shall apply or, if applicable, the Participant shall be deemed to have made a withdrawal equal to the then outstanding principal balance of the loan. Such deemed withdrawal shall be treated as a distribution to which Section 6.3(k) applies.

    6.3(k) No distribution under Article 5 shall be made to any Participant, Former Participant, or Beneficiary unless and until all unpaid loans, including accrued interest, have been repaid. Such Participant, Former
           Participant or Beneficiary shall have the option of paying the unpaid loan balance and accrued interest directly or of having such amount deducted from the distribution.

         The terms of the promissory note shall provide that in the event of default, the Participant shall be deemed to consent to a lump sum distribution at the earliest date a distribution can be made under the Plan equal to the unpaid loan balance and accrued interest.

    6.3(l) In granting or refusing any request for a loan, the Committee shall apply uniform standards consistently and such discretionary power shall not be applied so as to discriminate in favor of Highly
           Compensated Employees.

                            ARTICLE 7

                             FUNDING


Section 7.1      Contributions

         Contributions by the Employer and by the Participants as provided for in Article 3 shall be paid over to the Trustee. All contributions by the Employer shall be irrevocable, except as herein provided, and may be used only for the exclusive benefit of the Participants, Former
         Participants and their Beneficiaries.

Section 7.2      Trustee

         The Sponsoring Employer has entered into an agreement with the Trustee whereunder the Trustee will receive, invest and administer as a trust fund contributions made under this Plan in accordance with the Trust Agreement.

         Such Trust Agreement is incorporated by
         reference as a part of the Plan, and the rights of all persons hereunder are subject to the terms of the Trust Agreement. The Trust
         Agreement specifically provides, among other things, for the investment and reinvestment of the Trust Fund and the income thereof, the management of the Trust Fund, the responsibilities and immunities of the Trustee, removal of the Trustee and appointment of a successor, accounting by the Trustee and the disbursement of the Trust Fund.

         The Trustee shall, in accordance with the terms of such Trust Agreement, accept and receive all sums of money paid to it from time to time by the Employer, and shall hold, invest, reinvest, manage and administer such moneys and the increment, increase, earnings and income thereof as a trust fund for the exclusive benefit of the Participants, Former
         Participants and their Beneficiaries or the payment of reasonable expenses of administering the Plan.

         In the event that affiliated or subsidiary
         Employers become signatory hereto, completely independent records, allocations, and contributions shall be maintained for each Employer. The Trustee may invest all funds without segregating assets between or among signatory Employers.

                            ARTICLE 8

                           FIDUCIARIES


Section 8.1      General

         Each Fiduciary who is allocated specific duties or responsibilities under the Plan or any Fiduciary who assumes such a position with the Plan shall discharge his duties solely in the interest of the Participants, Former
         Participants and Beneficiaries and for the exclusive purpose of providing such benefits as stipulated herein to such Participants, Former
         Participants and Beneficiaries, or defraying reasonable expenses of administering the Plan.
         Each Fiduciary, in carrying out such duties and responsibilities, shall act with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in exercising such authority or duties.

         A Fiduciary may serve in more than one
         Fiduciary capacity and may employ one or more persons to render advice with regard to his Fiduciary responsibilities. If the Fiduciary is serving as such without compensation, all expenses reasonably incurred by such Fiduciary shall be paid from the Trust Fund or by the Employer.

         A Fiduciary may delegate any of his
         responsibilities for the operation and
         administration of the Plan. In limitation of this right, a Fiduciary may not delegate any responsibilities as contained herein relating to the management or control of the Trust Fund except through the employment of an investment manager as provided in Section 8.3 and in the Trust Agreement relating to the Trust Fund.

Section 8.2      Employer

         The Sponsoring Employer established and
         maintains the Plan for the benefit of its Employees and for Employees of Adopting
         Employers and of necessity retains control of the operation and administration of the Plan.
         The Sponsoring Employer, in accordance with specific provisions of the Plan, has as herein indicated, delegated certain of these rights and obligations to the Trustee, and the Committee and these parties shall be solely responsible for these, and only these, delegated rights and obligations.

         The Employer shall supply such full and timely information for all matters relating to the Plan as (a) the Committee, (b) the Trustee, and
         (c) the accountant engaged on behalf of the Plan by the Sponsoring Employer may require for the effective discharge of their respective duties.

Section 8.3      Trustee

         The Trustee, in accordance with the Trust
         Agreement, shall have exclusive authority and discretion to manage and control the Trust
         Fund, except that the Sponsoring Employer may in its discretion employ at any time and from time to time an investment manager (as defined in Section 3(38) of ERISA) to direct the Trustee with respect to all or a designated portion of the assets comprising the Trust
         Fund.

Section 8.4      Administrative Committee

    8.4(a) The Board of the Sponsoring Employer shall appoint a Committee of not less than three
           (3) persons to hold office at the pleasure of the Board, such Committee to be known as the Administrative Committee or Committee.
           No compensation shall be paid members of the Committee from the Trust Fund for service on such Committee. The Committee shall choose from among its members a chairman and a secretary. Any action of the Committee shall be determined by the vote of a majority of its members. Either the chairman or the secretary may execute any certificate or written direction on behalf of the Committee.

    8.4(b) Every decision and action of the Committee shall be valid if concurrence is by a majority of the members then in office, which concurrence may be had without a formal meeting.

    8.4(c) In accordance with the provisions hereof, the Committee has been delegated certain administrative functions relating to the
           Plan with all powers necessary to enable it properly to carry out such duties. The
           Committee shall have no power in any way to modify, alter, add to or subtract from, any provisions of the Plan. The Committee shall have the power and authority in its sole, absolute and uncontrolled discretion to control and manage the operation and administration of the Plan and shall have all powers necessary to accomplish these purposes. The responsibility and authority of the Committee shall include, but shall not be limited to, (i) determining all questions relating to the eligibility of employees to participate; (ii) determining the amount and kind of benefits payable to any Participant, spouse or Beneficiary;
           (iii) establishing and reducing to writing and distributing to any Participant or Beneficiary a claims procedure and administering that procedure, including the processing and determination of all appeals thereunder; and (iv) interpreting the provisions of the Plan including the publication of rules for the regulation of the Plan as in its sole, absolute and uncontrolled discretion are deemed necessary or advisable and which are not inconsistent with the express terms hereof, the Code or the Employee Retirement Income Security Act of 1974, as amended. All disbursements by the Trustee, except for the ordinary expenses of administration of the Trust Fund or the reimbursement of reasonable expenses at the direction of the Sponsoring Employer, as provided herein, shall be made upon, and in accordance with, the written directions of the Committee. When the Committee is required in the performance of its duties hereunder to administer or construe, or to reach a determination, under any of the provisions of the Plan, it shall do so on a uniform, equitable and nondiscriminatory basis.

    8.4(d) The Committee shall establish rules and procedures to be followed by the Participants, Former Participants and
           Beneficiaries in filing applications for benefits and for furnishing and verifying proofs necessary to establish age, Service, and any other matters required in order to establish their rights to benefits in accordance with the Plan. Additionally, the Committee shall establish accounting procedures for the purpose of making the allocations, valuations and adjustments to
           Participants' accounts.  Should the
           Committee determine that the strict
           application of its accounting procedures will not result in an equitable and nondiscriminatory allocation among the accounts of Participants, it may modify its procedures for the purpose of achieving an equitable and non-discriminatory allocation in accordance with the general concepts of the Plan, provided however that such adjustments to achieve equity shall not reduce the vested portion of a Participant's interest.

    8.4(e) The Committee may employ such counsel, accountants, and other agents as it shall deem advisable. The Sponsoring Employer shall pay, or cause to be paid from the Trust Fund, the compensation of such counsel, accountants, and other agents and any other expenses incurred by the Committee in the administration of the Plan and Trust
           Fund. The Committee may also delegate any of its duties hereunder to any other person or persons as it deems appropriate.

Section 8.5      Claims Procedures

    8.5(a) The Committee shall receive all applications for benefits. Upon receipt by the Committee of such an application, it shall determine all facts which are necessary to establish the right of an applicant to benefits under the provisions of the Plan and the amount thereof as herein provided. Upon request, the Committee will afford the applicant the right of a hearing with respect to any finding of fact or determination. The applicant shall be notified in writing of any adverse decision with respect to his claim within ninety (90) days after its submission. The notice shall be written in a manner calculated to be understood by the applicant and shall include the items specified in items (1) through (4) of this Subsection.

         (1)     The specific reason or reasons for the
                 denial;

         (2)     Specific references to the pertinent
                 Plan provisions on which the denial is
                 based;

         (3) A description of any additional material or information necessary for the applicant to perfect the claim and an explanation why such material or information is necessary; and

         (4)     An explanation of the Plan's claim
                 review procedures.

    8.5(b) If special circumstances require an extension of time for processing the initial claim, a written notice of the extension and the reason therefor shall be furnished to the claimant before the end of the initial ninety (90) day period. In no event shall such extension exceed ninety (90) days.

    8.5(c) In the event a claim for benefits is denied or if the applicant has had no response to such claim within ninety (90) days of its submission (in which case the claim for benefits shall be deemed to have been denied), the applicant or his duly authorized representative, at the applicant's sole expense, may appeal the denial to the Committee within sixty (60) days of the receipt of written notice of denial or sixty (60) days from the date such claim is deemed to be denied. In pursuing such appeal the applicant or his duly authorized representative:

         (1)     May request in writing that the
                 Committee review the denial;

         (2)     May review pertinent documents; and

         (3)     May submit issues and comments in
                 writing.

    8.5(d) The decision on review shall be made within sixty (60) days of receipt of the request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than one hundred twenty (120) days after receipt of a request for review. If such an extension of time is required, written notice of the extension shall be furnished to the claimant before the end of the original sixty (60) day period. The decision on review shall be made in writing, shall be written in a manner calculated to be understood by the claimant, and shall include specific references to the provisions of the Plan on which such denial is based. If the decision on review is not furnished within the time specified above, the claim shall be deemed denied on review.

Section 8.6      Records

         All acts and determinations of the Committee shall be duly recorded by the secretary thereof and all such records together with such other documents as may be necessary in exercising his duties under the Plan shall be preserved in the custody of such secretary. Such records and documents shall at all times be open for inspection and for the purpose of making copies by any person designated by the Sponsoring
         Employer. The Committee shall provide such timely information, resulting from the application of its responsibilities under the Plan, as needed by the Trustee and the accountant engaged on behalf of the Plan by the Sponsoring Employer, for the effective discharge of their respective duties.

Section 8.7      Indemnification

         The Employer shall indemnify and hold the Board, officers of the Employer, the Committee and each of its members, and any person who is an employee of the Employer acting on behalf of the Board, officers or Committee, harmless from and against any and all expense, claim, cause of action, or liability it or any of them may incur in the administration of the Plan and Trust Fund, unless such expense, claim, cause of action, or liability is the result of fraud or willful breach of his or their fiduciary responsibilities under the Employee Retirement
         Income Security Act of 1974. This shall include the advancement of any legal or other expenses incurred in connection with the claim, cause of action or liability.

                            ARTICLE 9

              AMENDMENT AND TERMINATION OF THE PLAN


Section 9.1      Amendment of the Plan

         The Sponsoring Employer shall have the right at any time by action of the Board to modify, alter or amend the Plan in whole or in part;
         provided, however, that the duties, powers and liability of the Trustee hereunder shall not be increased without its written consent; and provided, further, that the amount of benefits which, at the time of any such modification, alteration or amendment, shall have accrued for any Participant, Former Participant or
         Beneficiary hereunder shall not be adversely affected thereby; and provided, further, that no such amendment shall have the effect of reverting to the Employer any part of the principal or income of the Trust Fund. No amendment to the Plan shall decrease the balance of a Participant's Individual Account or eliminate an optional form of distribution.

Section 9.2      Termination of the Plan

         The Sponsoring Employer expects to continue the Plan indefinitely, but continuance is not assumed as a contractual obligation and the Sponsoring Employer reserves the right at any time by action of the Board to terminate its participation in the Plan. If the Sponsoring
         Employer terminates or partially terminates its participation in the Plan or permanently discontinues its Contributions at any time, each Participant affected thereby shall be then vested with the amount to the credit in his Individual Account.

         In the event of termination or partial
         termination of the Plan by the Sponsoring
         Employer, the Committee shall value the Trust
         Fund as of the date of termination. That portion of the Trust Fund for which the Plan has not been terminated shall be unaffected.

Section 9.3      Return of Contributions

         It is intended that this Plan shall be approved and qualified under the Code and Regulations issued thereunder with respect to employees' plans and trusts (1) so as to permit the Employers to deduct for federal income tax purposes the amounts of contributions to the Trust Fund; (2) so that contributions so made and the income of the Trust Fund will not be taxable to Participants as income until received; (3) so that the income of the Trust
         Fund shall be exempt from federal income tax.
         Any Employer Contributions and Salary Reduction are made to the Plan conditioned on their deductibility under Code Section 404. In the event the Commissioner of Internal Revenue or his delegate rules that the deduction for all or a part of any Employer Contribution or Salary Reduction is not allowed, the Employers reserve the right to recover that portion or all of their contributions for which no deduction is allowed (reduced by any losses), provided such recovery is made within one (1) year of the disallowance.

                            ARTICLE 10

                    TOP HEAVY PLAN PROVISIONS


Section 10.1     General

         Notwithstanding anything in the Plan to the contrary, if this Plan when combined with all other plans required to be aggregated pursuant to Code Section 416(g) is deemed to be a top-heavy plan for any Plan Year, the Subsections in this Article shall apply to such Plan Year.

Section 10.2     Minimum Contribution

         Regardless of hours worked or level of
         compensation, each active Participant who is not a Key Employee shall be entitled to a minimum allocation of contributions and forfeitures equal to the lesser of (i) three percent (3%) of the Participant's Compensation for the Plan Year; and (ii) provided that the Plan is not part of a Required Aggregation
         Group with a Defined Benefit Plan because the Plan enables the Defined Benefit Plan to meet the requirements of Code Section 401(a)(4) or 410, the highest percentage of Compensation contributed on behalf of, plus forfeitures allocated to, a Key Employee (including Salary
         Reduction). In the case of a Participant who is also a participant in a Defined Benefit Plan maintained by the Employer, the minimum accrued benefit provided in the Defined Benefit Plan pursuant to Code Section 416(c)(1) equal to two percent (2%) of the Participant's average monthly compensation for the five (5) consecutive years when his aggregate compensation was highest multiplied by his years of credited service up to ten (10) years for each plan year in which the Plan is top heavy, shall be the only minimum benefit for both that plan and this Plan, and the minimum allocation described above shall not apply.

Section 10.3     Super Top Heavy Plans

         The multiplier of 1.25 in Section 4.7 shall be reduced to 1.0 unless (i) all plans of the Required Aggregation Group or the Permissive
         Aggregation Group, when aggregated, are ninety percent (90%) or less top heavy, and (ii) the minimum accrued benefit referenced in clause
         (i) of Section 10.2 is modified by substituting three percent (3%) with four percent (4%). In the case of each Participant who is also a participant in a Defined Benefit Plan maintained by the Employer, the minimum accrued benefit provided in the Defined Benefit Plan pursuant to Code Sections 416(c)(1) and 416(h) equal to three percent (3%) of the Participant's average monthly compensation for the five (5) highest consecutive years when his aggregate compensation was highest multiplied by his years of credited service up to ten (10) years for each plan year in which the Plan is top heavy shall be the only minimum benefit for both that plan and this Plan, and the minimum allocation described above shall not apply.

Section 10.4     Compensation

         For purposes of this Article, compensation shall have the same meaning as assigned to it by Code Section 415(c)(3) without regard to Code Sections 125, 402(e)(3), 402(h)(1)(B) and contributions pursuant to a salary reduction agreement under Code Section 403(b) and shall be limited to one hundred fifty thousand dollars ($150,000) or such other amount as determined pursuant to Code Section 401(a)(17).

                            ARTICLE 11

                          MISCELLANEOUS


Section 11.1     Governing Law

         The Plan shall be construed, regulated and administered according to the laws of the State of Indiana, except in those areas preempted by the laws of the United States of America.

Section 11.2     Construction

         The headings and subheadings in the Plan have been inserted for convenience of reference only and shall not affect the construction of the provisions hereof. In any necessary construction the masculine shall include the feminine and the singular the plural, and vice versa.

Section 11.3     Administration Expenses

         The expenses of administering the Trust Fund and the Plan shall be paid from the Trust Fund, unless they are paid by the Employer.

Section 11.4     Participant's Rights

         No Participant in the Plan shall acquire any right to be retained in the Employer's employ by virtue of the Plan, nor, upon his dismissal, or upon his voluntary termination of employment, shall he have any right or interest in and to the Trust Fund other than as specifically provided herein. The Employer shall not be liable for the payment of any benefit provided for herein; all benefits hereunder shall be payable only from the Trust
         Fund.

Section 11.5     Spendthrift Clause

         To the extent permitted by law, none of the benefits, payments, proceeds, or distributions under this Plan shall be subject to the claim of any creditor of the Participant, Former
         Participant or any Beneficiary hereunder or to any legal process by any creditor of such Participant, Former Participant or any such Beneficiary; and neither shall such
         Participant, Former Participant or any such Beneficiary have any right to alienate, commute, anticipate, or assign any of the benefits, payments, proceeds or distributions under this Plan. The preceding sentence shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order, as defined in Section 414(p) of the Code, or any domestic relations order entered before January 1, 1985, under which payments have commenced prior to such date.
         Distributions may be made to an alternate payee under a qualified domestic relations order prior to the Participant's earliest retirement age as defined by Code Section 414(p).

Section 11.6     Merger, Consolidation or Transfer

         In the event of the merger or consolidation of the Plan with another plan or transfer of assets or liabilities from the Plan to another plan, each then Participant, Former Participant or Beneficiary shall not, as a result of such event, be entitled on the day following such merger, consolidation or transfer under the termination of the Plan provisions to a lesser benefit than the benefit he was entitled to on the date prior to the merger, consolidation or transfer if the Plan had then terminated.

Section 11.7     Counterparts

         The Plan and the Trust Agreement may be
         executed in any number of counterparts, each of which shall constitute but one and the same instrument and may be sufficiently evidenced by any one counterpart.

 *    *    *    *    *    *    *    *    *    *    *    *    *

                            SIGNATURES

  IN WITNESS WHEREOF, the Sponsoring Employer has caused this
Plan to be executed this    29th day of   May
                        , 1997, but effective January 1, 1997.


Witness:                          Old National Bancorp



                        By      Allen Mounts


                        Title   VP Director of Human Resources


                           APPENDIX "A"

                     PARTICIPATING EMPLOYERS

Participating Employer                        Entrance Date
Old National Bank in Evansville               January 1, 1953
Old National Bancorp                          April 1, 1986
The Merchants National Bank                   April 1, 1986
First-Citizens Bank and Trust Company         April 1, 1986
Peoples Bank and Trust Company                July 1, 1986
The Rockville National Bank                   September 1, 1986
Clinton State Bank                            January 1, 1987
Gibson County Bank                            April 1, 1987
Security Bank & Trust of Vincennes            May 1, 1987
Farmers Bank & Trust Co. of Madisonville,
 Kentucky                                     January 1, 1988
Peoples National Bank                         June 1, 1988
Morganfield National Bank                     April 1, 1989
First National Bank                           July 1, 1989
First State Bank                              March 1, 1989
Security Bank & Trust of Mt. Carmel           November 1, 1990
Farmers Bank & Trust Company of Henderson     November 1, 1990
Old National Service Corporation              January 1, 1991
United Southwest Bank                         April 1, 1992
Palmer American National Bank                 January 1, 1993
Citizens State Bank                           January 1, 1993
Richardt Insurance Agency, Inc.               March 1, 1993
Dubois County Bank                            April 1, 1993
Bank of Western Indiana                       January 1, 1995
Indiana State Bank                            January 1, 1995
Orange County Bank                            January 1, 1995
Old National Trust Company                    January 1, 1995
Old National Trust Company - Illinois         January 1, 1995
Old National Trust Company - Kentucky         January 1, 1995
Citizens National Bank                        July 1, 1995
First National Bank of Oblong                 January 1, 1996
City National Bancorp, Inc.                   January 1, 1996
National Bank of Carmi                        July 1, 1996
Workingmens/ONB Bank (resulting from the
merger of Workingmens Federal Savings Bank
into ONB Bank of Bloomington)                  ______________
Consumer Acceptance Corporation               January 1, 1997

The above listing of Participating Employers and their respective
Entrance Dates is current as of

May 29 , 1997        .


                              Old National Bancorp


                              By  Allen Mounts
                                  VP Director of Human Resources